UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                   Copy to:

       CHRISTOPHER K. YARBROUGH                       CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1950       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60611                   222 NORTH LASALLE STREET
                                                   CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2006

Item 1:  Report to Shareholders.



[LOGO: HENDERSON GLOBAL INVESTORS]

HENDERSON GLOBAL FUNDS

ANNUAL REPORT
JULY 31, 2006

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
WORLDWIDE INCOME FUND
U.S. CORE GROWTH FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS ......................................................  1

EUROPEAN FOCUS FUND
Commentary ..................................................................  2
Performance Summary .........................................................  3

GLOBAL TECHNOLOGY FUND
Commentary ..................................................................  4
Performance Summary .........................................................  5

INTERNATIONAL OPPORTUNITIES FUND
Commentary ..................................................................  6
Performance Summary .........................................................  7

JAPAN-ASIA FOCUS FUND
Commentary ..................................................................  8
Performance Summary .........................................................  9

WORLDWIDE INCOME FUND
Commentary .................................................................. 10
Performance Summary ......................................................... 11

U.S. CORE GROWTH FUND
Commentary .................................................................. 12
Performance Summary ......................................................... 13

PORTFOLIOS OF INVESTMENTS ................................................... 14

STATEMENT OF ASSETS AND LIABILITIES ......................................... 32

STATEMENT OF OPERATIONS ..................................................... 34

STATEMENTS OF CHANGES IN NET ASSETS ......................................... 35

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................. 41

FINANCIAL HIGHLIGHTS ........................................................ 48

NOTES TO FINANCIAL STATEMENTS ............................................... 54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................... 61

OTHER INFORMATION ........................................................... 63

TRUSTEES AND OFFICERS ....................................................... 68

THERE ARE RISKS OF INVESTING IN FUNDS LIKE THE EUROPEAN FOCUS, GLOBAL TECHNOLOGY, INTERNATIONAL OPPORTUNITIES, JAPAN-ASIA FOCUS AND WORLDWIDE INCOME FUNDS THAT INVEST IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. In addition, each Fund except the U.S. Core Growth Fund is non-diversified, meaning they may invest in a limited geographic area or in a small number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in a more diversified fund. The European Focus, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income Funds may also invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. The Global Technology Fund's returns may be considerably more volatile than a fund that does not invest in technology companies, because technology companies may react similarly to certain market pressures and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. There are risks of investing in funds similar to the Worldwide Income Fund that invest in high yield securities. High yield, lower rated bonds involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. In addition, the Worldwide Income Fund is subject to interest rate risk, which is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The views in this report were those of the Fund managers as of July 31, 2006, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

                       The page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2006.

Over the past year, we have generally seen a continuation of the general economic recovery around the world. However, this has been tempered with market volatility caused by concerns over high oil prices, geopolitical tensions, and uncertainty over interest rates. Short-term fears over inflation have also led to a significant tightening of global monetary conditions. During this time, many international companies posted strong returns as investors generally sought greater portfolio diversification. After a strong growth period, global equity markets reached a five-year peak in May and then fell somewhat sharply, with emerging markets hit the hardest. However, a robust second quarter earnings season helped boost equities towards the end of the period. Looking forward, we believe equity markets will be driven in the near future mainly by sentiment about US inflation, interest rates and growth.

During the year we launched the Japan-Asia Focus Fund on January 31, 2006. In May we decided to broaden the scope of the Worldwide Income Fund (formerly the Income Advantage Fund) in order to leverage the experience of Henderson's UK-based fixed income and equity teams and to increase the Fund's ability to invest in a variety of attractive investment opportunities worldwide. We feel that this could benefit shareholders by providing additional diversification benefits while tapping into Henderson's significant expertise in this area.

Additionally, we are pleased to note that three of the Henderson Global Funds, the European Focus Fund, Global Technology Fund and International Opportunities Fund, are about to celebrate their five-year anniversary. Over the past five years, we have maintained our bottom-up stock picking methodology, providing investors with the global perspective and local insight that we feel differentiate our Funds. We will remain focused on seeking out exciting investment opportunities around the world and bringing them to our shareholders' portfolios.

Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY
EUROPEAN FOCUS FUND

---------------------------------------------------
  EUROPEAN FOCUS FUND
  TOP 10 LONG-TERM HOLDINGS

                              AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
---------------------------------------------------
  NATIONAL BANK OF GREECE           3.0%
  BAYER                             2.9
  SEADRILL                          2.8
  OMV                               2.6
  GAZPROM                           2.5
  PFLEIDERER                        2.3
  AZIMUT HOLDING                    2.1
  AXA                               2.0
  XSTRATA                           1.8
  CENTAMIN EGYPT                    1.8
---------------------------------------------------

Despite recent volatility, European equity markets have done well over the year ended July 31, 2006. The European Focus Fund (the "Fund") has also performed well, outperforming its benchmark, the MSCI Europe Index (the "Index") with a return of 23.72% (A-shares at NAV) versus a return of 22.78% for the Index.

For most of the year, the macro economic picture in Europe has broadly continued to improve and this has provided a supportive backdrop for the Fund's holdings. Corporate restructuring and buoyant merger and acquisition activity seem to have offset the disappointment of the indecisive German election and kept markets on track.

Since May we have seen a sharp correction in equity markets amid concerns over inflation and interest rates. Smaller companies in particular have suffered as risk aversion has increased. However, the correction was not a huge surprise as markets had increased quite aggressively over a relatively short period of time.

We believe that the volatility is likely to continue in the near-term, especially given the escalation of the Middle East situation. We will also keep a watchful eye on the US economy and on the housing market in particular. That said, continuing European economic strength and the large pool of private equity money provide a positive outlook on a nine to twelve-month view.

Our strategy over the period has remained largely unchanged. Throughout the period we have continued to adhere to our "bottom up" stock-picking approach that has served us well over recent years. At a sector level, our overweight in the energy sector, particularly oil services companies, has boosted the Fund's returns thanks to the high price of oil and increasing capital expenditure in the sector.

The Fund continues to be predominantly focused on the established markets of Western Europe. However, over the last year we have given more attention to countries further east including Russia and Turkey. The weightings in these countries are likely to remain small and we are conscious of the risks, but we believe it would be short-sighted to ignore the ever changing dynamics in these regions and the interesting companies that are emerging.

In summary, we remain cautiously optimistic as we look to the year ahead. Markets are unlikely to find a significantly firmer footing until there is greater clarity over the outlook for inflation, interest rates and economic growth. However, after the market correction, European equity markets have very attractive valuations and we believe provide a fertile hunting ground for our stock picking approach.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United Kingdom                                     27.3%
Germany                                            11.4
France                                              8.2
Greece                                              7.1
Austria                                             6.8
Spain                                               6.6
Other                                              32.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         25.1%
Energy                                             18.1
Industrials                                        15.4
Consumer Discretionary                             14.8
Materials                                          11.9
Information Technology                              5.5
Other                                               9.2

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

European Focus Fund Class A w/out sales charge - $36,694
European Focus Fund Class A w/sales charge - $34,584
MSCI Europe Index - $17,448

                 European Focus Fund      European Focus Fund               MSCI
           Class A w/out sales charge  Class A w/sales charge       Europe Index
Date
8/31/01                         10000                    9425              10000
                                 9910                    9340               9002
                                10960                   10330               9288
                                12120                   11423               9661
                                12250                   11546               9908
1/31/02                         12110                   11414               9391
                                12450                   11734               9390
                                12980                   12234               9902
                                13080                   12328               9834
                                13280                   12516               9816
                                12850                   12111               9479
7/31/02                         11610                   10942               8426
                                11890                   11206               8426
                                10610                   10000               7318
                                11580                   10914               8026
                                12520                   11800               8420
                                12524                   11804               8115
1/31/03                         12353                   11643               7732
                                11891                   11207               7480
                                11700                   11027               7372
                                13469                   12694               8379
                                14665                   13822               8932
                                15007                   14144               9024
7/31/03                         15549                   14655               9209
                                16142                   15214               9193
                                16786                   15820               9381
                                17821                   16796              10009
                                18650                   17577              10436
                                20277                   19111              11292
1/31/04                         21819                   20565              11426
                                23267                   21929              11762
                                22696                   21391              11398
                                22686                   21381              11317
                                22485                   21192              11495
                                23299                   21959              11675
7/31/04                         22062                   20794              11355
                                21904                   20644              11365
                                23193                   21859              11820
                                24165                   22776              12248
                                26072                   24573              13150
                                27901                   26296              13707
1/31/05                         28252                   26628              13455
                                29858                   28141              14130
                                29284                   27600              13779
                                28006                   26396              13451
                                26822                   25280              13518
                                27936                   26329              13710
7/31/05                         29659                   27954              14211
                                30714                   28948              14426
                                30726                   28959              14776
                                29483                   27788              14312
                                30420                   28671              14559
                                31858                   30026              15074
1/31/06                         34457                   32476              16061
                                35195                   33171              16072
                                36532                   34431              16703
                                39444                   37176              17575
                                37282                   35138              17120
                                36744                   34631              17183
7/31/06                         36694                   34584              17448

TOTAL RETURNS AS OF JULY 31, 2006
                                                                                                                   SINCE
                                           NASDAQ                                                                INCEPTION
AT NAV                                     SYMBOL       CLASS                ONE YEAR         THREE YEARS*       (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEAX       Class A                23.72%            33.14%           30.26%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEBX       Class B                22.79             32.20            29.32
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFECX       Class C                22.80             32.19            29.31
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class A                16.62%            30.54%           28.70%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class B                18.79             31.63            29.25
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class C                22.80             32.19            29.31
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                              22.78%            23.74%           11.99%
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

---------------------------------------------------
  GLOBAL TECHNOLOGY FUND
  TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
  SECURITY                        OF NET ASSETS
---------------------------------------------------
  COMMSCOPE                         3.4%
  TEXAS INSTRUMENTS                 3.2
  ORACLE                            3.1
  MICROCHIP TECHNOLOGY              3.1
  CISCO SYSTEMS                     3.1
  ACCENTURE                         3.0
  AUTODESK                          3.0
  HEWLETT-PACKARD                   3.0
  TOMTOM                            2.9
  CITRIX SYSTEMS                    2.5
---------------------------------------------------

Global technology markets made strong progress for much of the reporting period, driven by a benign macroeconomic environment, strong emerging market demand and compelling new product cycles. Towards the end of the period, markets corrected on concerns over inflation, interest rates and escalating tensions in the Middle East. Technology markets were hardest hit as investors rotated into lower risk areas of the market and stock option timing issues weighed on investor sentiment. Disappointing desktop PC demand and conflicting datapoints from the mobile handset foodchain also held back markets, while positive newsflow from the Dramatic Random Access Memory (DRAM) segment and positive internet advertising trends proved a welcome relief.

Over the year ended July 31, 2006, the Fund outperformed its benchmarks due largely to strong stock selection. The Fund returned 5.83% (A-shares at NAV) against the -1.26% return of the MSCI World IT Index and the 5.38% return of the S&P 500 Index. Our choice of holdings within Communications Equipment and the Internet sector proved particularly beneficial.

We have increased our position in internet holdings, as internet stocks have continued their disruptive disintermediation of old economy business models at a rapid pace, particularly within advertising.
Our overweight position has had a strong positive impact on the Fund's performance, with a number of holdings producing exceptional returns. We have recently been concentrating on smaller capitalization names where we see good value and strong growth prospects.

Having been structurally underweight the communications equipment industry for some time, we reduced the underweight at the beginning of 2006. We have a positive view on those companies exposed to spending on wire-line broadband infrastructure (especially cable related) and have significant exposure to this theme in the routing and optical spaces. We remain highly skeptical of wireless infrastructure spending.

We are now underweight in software, primarily as a function of a lack of compelling bottom-up stock ideas. Within the sector, our exposure is mostly limited to enterprise software names since we feel that while corporate capital expenditure trends are strong, the consumer, particularly in the US, remains vulnerable.

Recently we have increased our position in Information Technology (IT) services. We believe offshore demand continues to gain traction driven by low billing rates and increasing comfort with the services offered. India remains the number one offshore destination and we are focused on companies with significant operations there.

We believe that the broad backdrop for technology remains constructive over the intermediate term, as relative valuation is favorable, corporate capital expenditure trends seem supportive and several new product cycles are emerging. Our view is dependent on the assumption of continuing moderate economic growth on a global basis.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United States                                      71.5%
Netherlands                                         5.7
Switzerland                                         3.7
Japan                                               3.3
Germany                                             2.8
Taiwan                                              2.1
Other                                              10.9


PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Semiconductor & Semi Equipment                     23.4%
Communications  Equipment                          20.4
Software                                           14.3
Computers & Peripherals                            13.5
IT Services                                         8.0
Internet Software & Services                        6.1
Other                                              14.3

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000

Global Technology Fund Class A w/out sales charge - $13,189
Global Technology Fund Class A w/sales charge - $12,430
MSCI World IT Index - $9,982
S&P 500 Index - $12,263

                     Global Technology Fund        Global Technology Fund
                              Class A w/out                    Class A w/                MSCI World IT                      S&P 500
                               sales charge                  sales charge                        Index                        Index
Date
08/31/01                             10,000                         9,425                       10,000                       10,000
                                      7,850                         7,399                        8,282                        9,192
                                      8,980                         8,464                        9,609                        9,368
                                     10,690                        10,075                       11,176                       10,086
                                     11,040                        10,405                       10,955                       10,175
01/31/02                             10,910                        10,283                       10,850                       10,026
                                      9,660                         9,105                        9,659                        9,833
                                     10,480                         9,877                       10,274                       10,202
                                      9,480                         8,935                        9,046                        9,584
                                      8,940                         8,426                        8,686                        9,513
                                      8,140                         7,672                        7,664                        8,836
07/31/02                              7,360                         6,937                        6,912                        8,148
                                      6,930                         6,532                        6,828                        8,201
                                      5,920                         5,580                        5,632                        7,309
                                      6,900                         6,503                        6,756                        7,952
                                      7,890                         7,436                        7,863                        8,421
                                      6,918                         6,520                        6,729                        7,926
01/31/03                              6,989                         6,587                        6,633                        7,718
                                      6,969                         6,568                        6,723                        7,602
                                      6,878                         6,482                        6,609                        7,676
                                      7,464                         7,035                        7,257                        8,308
                                      8,395                         7,912                        7,883                        8,746
                                      8,810                         8,303                        7,923                        8,858
07/31/03                              9,669                         9,113                        8,394                        9,014
                                     10,266                         9,676                        8,950                        9,190
                                     10,104                         9,523                        8,901                        9,093
                                     10,873                        10,248                        9,692                        9,607
                                     11,055                        10,419                        9,770                        9,692
                                     11,237                        10,591                        9,992                       10,200
01/31/04                             11,894                        11,211                       10,509                       10,387
                                     12,077                        11,382                       10,263                       10,532
                                     11,925                        11,239                       10,084                       10,373
                                     11,278                        10,629                        9,478                       10,210
                                     11,632                        10,963                        9,777                       10,350
                                     12,036                        11,344                       10,079                       10,550
07/31/04                             10,661                        10,048                        9,200                       10,201
                                     10,135                         9,552                        8,793                       10,242
                                     10,782                        10,162                        9,042                       10,353
                                     11,540                        10,877                        9,493                       10,511
                                     12,376                        11,665                        9,963                       10,937
                                     12,792                        12,057                       10,254                       11,309
01/31/05                             12,099                        11,403                        9,714                       11,033
                                     12,110                        11,413                        9,809                       11,264
                                     11,811                        11,132                        9,551                       11,065
                                     11,277                        10,629                        9,187                       10,855
                                     12,216                        11,514                        9,807                       11,200
                                     11,822                        11,142                        9,681                       11,216
07/31/05                             12,462                        11,745                       10,106                       11,633
                                     12,590                        11,866                       10,125                       11,527
                                     12,867                        12,127                       10,284                       11,620
                                     12,579                        11,856                       10,055                       11,428
                                     13,470                        12,695                       10,782                       11,862
                                     13,784                        12,991                       10,769                       11,866
01/31/06                             14,779                        13,929                       11,178                       12,180
                                     14,714                        13,868                       10,985                       12,213
                                     15,374                        14,490                       11,300                       12,366
                                     15,666                        14,765                       11,277                       12,531
                                     14,390                        13,562                       10,494                       12,171
                                     14,011                        13,205                       10,344                       12,188
07/31/06                             13,189                        12,430                        9,982                       12,263

TOTAL RETURNS AS OF JULY 31, 2006
                                                                                                                  SINCE
                                           NASDAQ                                                                INCEPTION
AT NAV                                     SYMBOL       CLASS                 ONE YEAR         THREE YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGAX       Class A                 5.83%            10.90%            5.79%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGBX       Class B                 5.01             10.04             5.09
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGCX       Class C                 5.11             10.06             5.04
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class A                -0.23%             8.74%            4.52%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class B                 1.01              9.20             4.93
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class C                 5.11             10.06             5.04
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                            -1.26%             5.94%           -0.04%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   5.38             10.80             4.23
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at ww.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 LONG-TERM HOLDINGS

---------------------------------------------------
                              AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
---------------------------------------------------
  SUMITOMO MITSUI FINANCIAL         2.8%
  BAYER                             2.8
  FRESENIUS                         2.7
  CAPITA GROUP                      2.7
  TAKEDA PHARMACEUTICAL             2.7
  INDUSTRIA DE DISENO TEXTIL        2.6
  SEKISUI CHEMICAL                  2.6
  NTT DOCOMO                        2.6
  TDK                               2.5
  DEUTSCHE POST                     2.5
---------------------------------------------------

International equity markets performed well for much of the year ended July 31, 2006, supported by a benign macroeconomic environment and strong emerging market demand. Since May, we have seen a sharp correction in equity markets amid concerns over inflation and interest rates. Markets that had risen the most over the preceding months were hit the hardest, with Japanese and emerging markets giving up most of their year-to-date gains. Over the period, the Fund outperformed its benchmark, posting a return of 25.98% (A-shares at NAV) versus a return of 24.51% for the MSCI EAFE index.

The correction was not a huge surprise as certain international markets had increased quite dramatically over a relatively short period of time. We believe that market volatility is likely to continue in the near-term, especially given the escalation of the Middle East situation. We will also keep a watchful eye on the US economy and on the housing market in particular. That said, continuing economic strength, company buy backs, and the large pool of private equity money provide a positive outlook on a nine to twelve-month view.

For most of the year, the macroeconomic picture in Europe has broadly continued to improve and this has provided a supportive backdrop for the Fund's holdings. Corporate restructuring and buoyant merger and acquisition activity seem to have offset the disappointment of the indecisive German election and kept markets on track. We have reduced our exposure to cyclical areas of the market, concentrating on companies that we feel offer potentially reliable growth opportunities.

Japanese equities surged for the first half of the period, driven by the improving domestic economy and Koizumi's landslide election victory. However, in January, the Livedoor scandal brought about swift risk reassessment of the more highly-rated areas of the market. Japanese markets recovered, but then suffered a renewed bout of selling pressure in May.

Asian markets, too, were hit hard during the correction. Having performed strongly for much of the period, the rally came to an abrupt halt in May as investors seemed to become markedly more risk averse, particularly with respect to emerging markets.

Having been up strongly during the period, technology markets ended marginally lower as macroeconomic concerns weighed down investor sentiment. We have reduced our exposure to the sector during the period, but with attractive relative valuations and compelling product cycles, we may look to increase our exposure again prior to the seasonally strong fourth quarter.

In summary, for the year ahead we remain cautiously optimistic and hope that central bankers are not too aggressive with any interest rate adjustments. Markets are unlikely to find a significantly firmer footing until there is greater clarity over the outlook for inflation, interest rates and economic growth. However, the recent correction has brought about a renewed focus on valuation, which suits our bottom-up, fundamentally driven process, and we believe valuations look more attractive than they have for some time.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND


PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Japan                                              23.6%
Germany                                            15.0
France                                             13.1
United Kingdom                                     10.6
Korea                                               5.0
Spain                                               4.9
Other                                              27.8


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Industrials                                        22.1%
Financials                                         21.9
Consumer Discretionary                             17.4
Information Technology                             12.3
Materials                                           6.7
Telecomm Service                                    5.8
Other                                              13.8

Line chart:
INVESTMENT COMPARISON
Value of $10,000

Int'l Opportunities Fund Class A w/out sales charge - $23,166
Int'l Opportunities Fund Class A w/sales charge - $21,835
MSCI EAFE Index - $17,339

          Int'l Opportunities Fund    Int'l Opportunities Fund
                     Class A w/out                  Class A w/         MSCI EAFE
                      sales charge                sales charge             Index
Date
8/31/01                      10000                        9425             10000
                              9080                        8558              8989
                              9930                        9359              9219
                             11430                       10773              9560
                             11640                       10971              9617
1/31/02                      11610                       10942              9106
                             11290                       10641              9171
                             11840                       11159              9716
                             11950                       11263              9741
                             11940                       11253              9874
                             11540                       10876              9484
7/31/02                      10510                        9906              8549
                             10410                        9811              8531
                              9280                        8746              7617
                             10060                        9482              8027
                             10710                       10094              8393
                             10328                        9735              8111
1/31/03                      10167                        9583              7773
                              9553                        9004              7595
                              9453                        8909              7451
                             10500                        9896              8191
                             11164                       10522              8694
                             11647                       10977              8909
7/31/03                      12070                       11376              9126
                             12906                       12163              9348
                             13127                       12372              9638
                             13973                       13169             10239
                             13973                       13169             10469
                             14890                       14034             11287
1/31/04                      15501                       14610             11448
                             15878                       14965             11714
                             16378                       15436             11785
                             15889                       14975             11528
                             15613                       14716             11564
                             15950                       15033             11836
7/31/04                      15226                       14351             11454
                             15196                       14322             11507
                             15552                       14658             11809
                             16164                       15234             12213
                             17126                       16141             13051
                             17902                       16872             13624
1/31/05                      17767                       16746             13375
                             18492                       17428             13955
                             18254                       17204             13611
                             17705                       16687             13306
                             17446                       16443             13326
                             17622                       16609             13508
7/31/05                      18388                       17331             13924
                             19164                       18062             14280
                             19733                       18599             14919
                             19288                       18179             14485
                             19990                       18842             14842
                             20852                       19654             15534
1/31/06                      22273                       20993             16489
                             22165                       20892             16455
                             23005                       21683             17006
                             24156                       22769             17831
                             23252                       21916             17160
                             23317                       21977             17167
7/31/06                      23166                       21835             17339

TOTAL RETURNS AS OF JULY 31, 2006
                                                                                                                   SINCE
                                           NASDAQ                                                                INCEPTION
AT NAV                                     SYMBOL        CLASS                ONE YEAR        THREE YEARS*       (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOAX       Class A                25.98%            24.28%           18.63%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOBX       Class B                24.97             23.35            17.78
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOCX       Class C                25.06             23.34            17.77
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFORX       Class R**              25.57             23.93            18.32
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class A                18.77%            21.85%           17.21%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class B                20.97             22.69            17.67
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class C                25.06             23.34            17.77
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                24.51%            23.85%           11.84%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

JAPAN-ASIA FOCUS FUND

---------------------------------------------------
  JAPAN-ASIA FOCUS FUND
  TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
  SECURITY                         OF NET ASSETS
---------------------------------------------------
  MITSUBISHI UFJ FINANCIAL             5.6%
  SUMITOMO MITSUI FINANCIAL            5.3
  TDK                                  4.4
  TOKEN                                4.0
  HINO MOTORS                          3.9
  TAKEDA PHARMACEUTICAL                3.9
  AIOI INSURANCE                       3.9
  UBE INDUSTRIES                       3.8
  SEKISUI CHEMICAL                     3.4
  KAPPA CREATE                         3.3
---------------------------------------------------

The period from the Fund's launch on January 31, 2006, to the end of July coincided with a highly volatile time for Japanese and Asian equity markets. Over this period, the Fund posted a return of -3.50% (A-shares at NAV), in line with the -3.48% return of the MSCI Japan Index.

January saw the arrest of the president of the internet company Livedoor, which triggered a reassessment of the more highly rated areas of the market. Markets then recovered strongly in March and early April, spurred by an apparent growing confidence in the strength of the domestic economy and the broad macroeconomic backdrop, but corrected during May and June. This latter period of poor performance seems to have been the result of large investment outflows from Japan, particularly by foreign investors, likely due to concern over global interest rate increases, rising commodity prices and slowing economic growth. Towards the end of the reporting period, Japanese equities rebounded from a 6-month low as Wall Street rallied. Supportive domestic data releases on consumption, unemployment and bank lending all provided further evidence that the economy appeared to be continuing to emerge from its 7-year deflationary slump. Asian (ex-Japan) equity markets outperformed their developed country counterparts by a wide margin early in the period, but the rally came to an abrupt halt in May as investors seemed to become markedly more risk-averse, particularly within emerging markets.

From a stock-picker's perspective the good news to emerge from the correction in equities has been a renewed focus on valuation. This suits our fundamentally-driven process and has provided us with opportunities to increase or initiate a number of positions during market weakness. Particular stocks which had fallen sharply included Takeda Pharmaceutical, recording media manufacturer TDK, truck-maker Hino Motors and consumer finance company, Takefuji. We added to all of these stock positions at price levels we found compelling. We also initiated a position in Tadano, Japan's leading construction crane manufacturer, which has benefited from a sustained revival in Japanese demand for cranes, while also winning market share in the US and European crane markets.

We also took the opportunity to reduce or sell a number of holdings as a result of the share price volatility. Semiconductor-related stock Sumitomo Bakelite and apartment-builder Leopalace21 were both sold after hitting our fair value targets, and both consequently underperformed the market. Towards the end of the period we also reduced our large holding in house builder Sekisui Chemical, which had outperformed very strongly on the back of a rising order trend for its detached houses.

Within the Financials sector, we maintain a position in Daiwa Securities, given our long term view that financial market activity is on a secular uptrend from which brokerage firms will benefit. We have also increased our positions in Mitsubishi UFJ Financial and Sumitomo Mitsui Financial, our two large bank holdings, on our expectations that increased bank lending and higher interest rates will potentially yield better profits for these companies.

Persistently high commodity prices and the prospect of slower growth in the US have taken some of the shine off the outlook for equities. However, we believe that growth in the US will slow but not disappear, and therefore our forecast of a broadening and sustained recovery in Japan remains intact. Confidence is percolating through the corporate sector, as reflected in recent capital investment plans to levels not seen in over a decade, while consumers' rising expectations for higher prices reaffirms the move towards a more inflationary environment. The Bank of Japan's interest rate increase in July, the first in 6 years, was widely anticipated and markets barely raised an eyebrow. While the Japanese economy is set for further expansion, companies will have to contain a rising cost base to prolong what is already a four-year cycle of growing profits. We have positioned the Fund toward stocks with strong individual growth profiles, predominantly those with higher exposure to the domestic economy, and away from cyclical stocks with higher exposure to overseas economies.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

JAPAN-ASIA FOCUS FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Japan                                              89.8%
Korea                                               3.4
Taiwan                                              1.9
China                                               1.6
Hong Kong                                           1.4
Singapore                                           0.9
Other                                               1.0

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Financials                                         28.5%
Consumer Discretionary                             19.9
Information Technology                             17.6
Industrials                                        14.6
Materials                                          11.8
Health Care                                         4.1
Other                                               3.5

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

Japan-Asia Focus Fund Class A w/out sales charge - $9,650
Japan-Asia Focus Fund Class A w/sales charge - $9,095
MSCI Japan Index - $9,652

              Japan-Asia Focus        Japan-Asia Focus
            Fund Class A w/out         Fund Class A w/                MSCI Japan
                  sales charge           /sales charge                     Index
Date
1/31/06                  10000                    9425                     10000
                          9860                    9293                      9915
                         10360                    9764                     10169
4/30/06                  10490                    9887                     10465
                          9850                    9284                      9814
                          9920                    9350                      9705
7/31/06                   9650                    9095                      9652

TOTAL RETURNS AS OF JULY 31, 2006
                                                                                              SINCE
                                                                NASDAQ                      INCEPTION
AT NAV                                                          SYMBOL        CLASS         (1/31/06)
------------------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                  HFJAX       Class A             -3.50%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                  HFJCX       Class C             -3.80
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                              Class A             -9.05%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                                              Class C             -4.80
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                                                 -3.48%
------------------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

WORLDWIDE INCOME FUND

---------------------------------------------------
  WORLDWIDE INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                                  AS A PERCENTAGE
  SECURITY                         OF NET ASSETS
---------------------------------------------------
  FEDERAL REPUBLIC OF BRAZIL           3.7%
  REPUBLIC OF URUGUAY                  3.4
  REPUBLIC OF PERU                     3.3
  REPUBLIC OF TURKEY                   3.0
  REPUBLIC OF COLOMBIA                 3.0
  WRG ACQUISITIONS                     2.7
  CORUS FINANCE                        2.4
  WIND ACQUISITION FINANCE             2.2
  NTL CABLE                            2.1
  PIPE HOLDINGS                        2.1
---------------------------------------------------

In May 2006, we decided to change the focus and broaden the scope of the Fund in order to leverage the expertise and experience of Henderson's fixed income and equity teams and to increase the Fund's ability to invest in a variety of attractive investment opportunities worldwide. The Fund will now invest in global investment grade debt, high yield debt, emerging market debt and high yielding international equities. Allocation between the different asset classes is managed by Chris Wozniak, Director of Fixed Income, who has over 20 years' experience of managing fixed income and equity investments. The Fund's benchmark is now the Lehman Brothers Global Aggregate Bond (ex US Mortgage Backed Securities) Index since this Index more accurately reflects the investments of the Fund. Over the year ended July 31, 2006, the Fund returned 4.70% (A-shares at NAV) versus the 2.03% return of its benchmark and the 4.19% return of the Merrill Lynch High Yield Master II Index, the Fund's previous benchmark.

In general, market conditions improved towards the end of the reporting period as investors became increasingly confident in a soft landing for the US economy. Global economic data has continued to show improvement even as interest rates have been rising in many markets. Equity markets have recovered from previous weakness as the earnings season has again delivered positive surprises and investors have built in an expectation of lower Treasury yields.

The beginning of 2006 saw a renewed move to still tighter high yield bond spreads* over 10-year US Treasury bonds in spite of an already expensive high yield bond market. However, high yield bond markets continued to fare well towards the middle of the year as equity markets suffered the first bouts of weakness. The asset class then weakened towards the end of the period as risk aversion rose along with expectations for global interest rate increases.

Investment-grade corporate bonds have stabilized and in some cases recovered somewhat as the new issue calendar wound down for the summer break. Global government bond markets in the US, Japan and Europe saw yields fall and prices rise as the soft landing scenario was accepted as the likely outcome.

Inflation concerns continued due to high energy costs and some late-cycle increases in wage compensation, but inflation remained under close control. We believe there is little risk of a wage/price spiral because employers appear to be reducing hiring as a cost control measure, and US interest rates have likely already peaked.

The Fund's largest single asset class exposure is to high yield corporate bonds, with holdings in the US, Europe and the UK. We broadened the allocation to emerging market debt at the end of the period with the acquisition of new holdings in Ecuador, El Salvador, Indonesia and the Ukraine.

The bond holdings are tilted towards short and intermediate terms, reflecting the Fund's income focus. Principal sector exposures include chemicals, paper, capital goods, beverages and media. Country exposures include Argentina, Brazil, Peru, Turkey and the Philippines in addition to the new purchases in July.

Looking ahead, we anticipate raising the equity exposure in new geographies including Australia and Singapore. Overall, we feel there are reasonable prospects of ongoing dividend growth and capital growth going forward and we will continue to utilize our bottom-up stock-picking methodology to seek out attractive investments around the world.

*The yield spread is the difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk. Reviewing the yield spread is one factor in determining potential investment opportunities.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

WORLDWIDE INCOME FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
United Kingdom                                     20.4%
United States                                      20.0
Germany                                             8.1
Italy                                               5.1
France                                              4.8
Brazil                                              4.0
Other                                              37.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Sovereign                                          28.9%
Chemicals                                          11.5
Environmental                                       6.2
Media - Cable                                       4.9
Beverage                                            4.9
Steel production                                    4.8
Other                                              38.8


Line Chart:
INVESTMENT COMPARISON
Value of $10,000

Worldwide Income Fund Class A w/out sales charge - $12,999
Worldwide Income Fund Class A w/sales charge - $12,381
Merrill Lynch US High Yield Master II Index - $12,570
Lehman Brothers Global Aggregate Bond (ex US MBS) Index - $11,261

                            Worldwide Income              Worldwide Income                Merrill Lynch       Lehman Brothers Global
                               Class A w/out               Fund Class A w/                US High Yield               Aggregate Bond
                                sales charge                  sales charge              Master II Index            (ex US MBS) Index
Date
9/30/03                                10000                          9525                        10000                        10000
10/31/03                               10220                          9735                        10207                         9941
                                       10570                         10068                        10348                        10089
                                       11023                         10499                        10594                        10458
1/31/04                                11164                         10634                        10765                        10492
                                       11154                         10624                        10753                        10540
                                       11236                         10702                        10825                        10669
                                       11143                         10614                        10753                        10245
                                       10957                         10437                        10585                        10308
                                       11072                         10546                        10738                        10328
7/31/04                                11281                         10745                        10883                        10310
                                       11496                         10950                        11081                        10547
                                       11660                         11106                        11235                        10690
                                       11889                         11324                        11452                        10974
                                       12033                         11462                        11571                        11316
                                       12195                         11616                        11745                        11504
1/31/05                                12168                         11590                        11733                        11355
                                       12359                         11772                        11901                        11388
                                       11970                         11401                        11576                        11233
                                       11832                         11270                        11452                        11383
                                       12029                         11458                        11657                        11195
                                       12227                         11646                        11879                        11131
7/31/05                                12417                         11827                        12065                        11037
                                       12465                         11873                        12109                        11231
                                       12388                         11800                        11987                        11034
                                       12243                         11660                        11900                        10857
                                       12375                         11785                        11957                        10762
                                       12507                         11911                        12067                        10869
1/31/06                                12652                         12050                        12259                        11022
                                       12821                         12212                        12336                        10969
                                       12836                         12227                        12413                        10858
                                       12939                         12326                        12493                        11095
                                       12853                         12244                        12485                        11263
                                       12803                         12195                        12438                        11157
7/31/06                                12999                         12381                        12570                        11261

TOTAL RETURNS AS OF JULY 31, 2006
                                                                                                         SINCE
                                                   NASDAQ                                              INCEPTION
AT NAV                                             SYMBOL        CLASS                 ONE YEAR        (9/30/03)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                     HFAAX        Class A                 4.70%            9.69%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                     HFABX        Class B                 3.93             8.81
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                     HFACX        Class C                 3.92             8.87
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                                  Class A                -0.27%            7.82%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                                  Class B                -0.07             7.59
------------------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                                  Class C                 3.92             8.87
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond (ex US MBS) Index                                  2.03%            4.28%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Master II Index                                              4.19             8.41
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Fund used to compare its performance to the Merrill Lynch US High Yield Master II Index, which is a broad-based index consisting of all US-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. Currently, the Fund compares its performance to the Lehman Brothers Global Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed Securities. The Fund believes that the Lehman Brothers Index more accurately reflects its revised strategy and is now a more appropriate benchmark for the Fund. The Fund is professionally managed while the indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

U.S. CORE GROWTH FUND


---------------------------------------------------
  U.S. CORE GROWTH FUND
  TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
  SECURITY                        OF NET ASSETS
---------------------------------------------------
  GOLDMAN SACHS                        3.9%
  COMCAST                              3.5
  HUMANA                               3.5
  MONSANTO                             3.4
  CAPITAL ONE FINANCIAL                3.2
  GOOGLE                               3.1
  WALT DISNEY                          3.0
  CVS                                  3.0
  AMERICAN EXPRESS                     3.0
  MEMC ELECTRIC MATERIALS              2.8
---------------------------------------------------

A difficult fiscal fourth quarter, in which equity markets pulled back sharply, capped off a disappointing year for the Fund, which had posted solid returns through the first three fiscal quarters. For the full fiscal year, the Fund lost 4.69% (A-shares at NAV), which compares to a gain of 5.38% for the S&P 500 Index.

Conflicting commentary from the Federal Reserve in early May reversed the market's positive trend, as the message highlighted inflation risks which triggered broad-based selling, particularly among hedge funds trying to reduce their market exposure. Growth stocks and smaller capitalization stocks were among the hardest hit. Emerging markets and US small capitalization growth stocks fell approximately 25% and 15%, respectively, from peak to trough during the quarter, while the S&P 500 Index pulled back a little more than 5%. Most S&P 500 Index companies announced solid earnings results for the second quarter, but investors seemed to give less credit to positive news than normal. Stocks of those companies that announced disappointing earnings were dealt with severely, as concerns of weakening consumer spending and a slowing economy held investor attention. Technology stocks bore the brunt of the selling, even companies which met and raised earnings guidance, reflecting a harsh and unpredictable investor sentiment.

The Fund continued to maintain its largest exposures in consumer discretionary, technology, and healthcare, which were the three weakest areas for the market in the fiscal year. We have reduced our technology weighting a bit in recent months (from 25% to 20% at the end of the period) and slightly trimmed consumer discretionary and healthcare exposure, while we added to staples and financials, which went from 10% to 17% of the Fund. Over the past few months, we have become more critical in our assessment of the Fund's holdings with regard to their economic risk, and we have made minor portfolio adjustments accordingly.

This kind of market serves to test our patience more than to undermine our belief in our process, which has remained consistent since we launched the Fund. We remain confident in our ability to find companies with strong fundamentals and mis-priced stocks. Sometimes timing associated with company-specific investing is difficult, so we have to stick with the investment discipline that we believe in, in order to seek to build real wealth over meaningful time periods.

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

U.S. CORE GROWTH FUND

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Consumer Discretionary                             21.5%
Information Technology                             20.3
Healthcare                                         19.2
Financials                                         17.6
Consumer Staples                                    7.3
Industrials                                         4.5
Other                                               9.6

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

U.S. Core Growth Fund Class A w/out sales charge - $10,467
U.S. Core Growth Fund Class A w/sales charge - $9,865
S&P 500 Index - $12,009

               U.S. Core Growth           U.S. Core Growth
                   Fund Class A               Fund Class A               S&P 500
             w/out sales charge             w/sales charge                 Index
Date
4/30/04                   10000                       9425                 10000
                          10160                       9576                 10137
                          10380                       9783                 10334
7/31/04                    9690                       9133                  9992
                           9420                       8878                 10032
                           9710                       9152                 10140
10/31/04                   9930                       9359                 10296
                          10420                       9821                 10713
                          10902                      10275                 11078
1/31/05                   10420                       9821                 10808
                          10510                       9906                 11035
                          10400                       9802                 10840
4/30/05                   10108                       9527                 10634
                          10621                      10010                 10972
                          10641                      10029                 10987
7/31/05                   10982                      10351                 11396
                          10850                      10228                 11292
                          10939                      10313                 11384
10/31/05                  10780                      10162                 11194
                          10972                      10342                 11617
                          10952                      10323                 11620
1/31/06                   11448                      10790                 11928
                          11306                      10656                 11960
                          11387                      10733                 12110
4/30/06                   11590                      10923                 12272
                          10932                      10304                 11919
                          10892                      10266                 11935
7/31/06                   10467                       9865                 12009

TOTAL RETURNS AS OF JULY 31, 2006

                                                                                                         SINCE
                                                   NASDAQ                                              INCEPTION
AT NAV                                             SYMBOL        CLASS                 ONE YEAR        (4/30/04)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                     HFUAX        Class A                -4.69%            2.05%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                     HFUBX        Class B                -5.38             1.28
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                     HFUCX        Class C                -5.38             1.28
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                  Class A               -10.20%           -0.60%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                  Class B                -9.38            -0.49
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                  Class C                -5.38             1.28
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                            5.38%            8.48%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2006

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 96.31%

             AUSTRALIA - 1.77%
 17,450,000  Centamin Egypt, Ltd. * ...................    $  9,127,046
                                                           ------------

             AUSTRIA - 6.50%
     43,000  Agrana Beteiligung AG ....................       4,304,175
     19,000  Andritz AG ...............................       3,325,073
     60,000  austriamicrosystems AG * .................       3,257,080
    220,000  OMV AG ...................................      13,494,967
    235,000  Telekom Austria AG .......................       5,310,344
     80,000  Wienerberger AG ..........................       3,792,346
                                                           ------------
                                                             33,483,985
                                                           ------------

             BELGIUM - 2.06%
    276,600  Agfa Gevaert N.V. ........................       6,416,453
    205,000  RHJ International * ......................       4,195,110
                                                           ------------
                                                             10,611,563
                                                           ------------

             CYPRUS - 1.71%
  1,150,000  Urals Energy Public
             Co., Ltd. * ..............................       8,807,618
                                                           ------------

             FRANCE - 7.93%
     91,030  Alstom * .................................       7,901,344
    300,000  Axa ......................................      10,346,942
  4,000,000  Rhodia S.A. * ............................       7,766,593
    120,000  Total S.A. ...............................       8,162,588
     30,600  Vallourec S.A. ...........................       6,652,854
                                                           ------------
                                                             40,830,321
                                                           ------------

             GERMANY - 11.00%
    300,000  Bayer AG .................................      14,780,798
    225,000  Commerzbank AG ...........................       7,886,669
    200,000  Deutsche Post AG .........................       4,951,203
    100,000  Hypo Real Estate Holding AG ..............       5,561,801
    246,579  KarstadtQuelle AG * ......................       5,801,933
    150,000  Leoni AG .................................       5,865,183
    500,482  Pfleiderer AG ............................      11,827,343
                                                           ------------
                                                             56,674,930
                                                           ------------

             GREECE - 6.81%
    180,000  Coca-Cola Hellenic Bottling
             Co. S.A. .................................       5,702,315
    300,080  Hellenic Telecommunications
             Organization S.A. * ......................       6,846,136
    250,000  Motor Oil (Hellas) Corinth
             Refineries S.A. ..........................       6,961,831
    400,000  National  Bank of
             Greece S.A. ..............................      15,543,406
                                                           ------------
                                                             35,053,688
                                                           ------------

             HUNGARY - 0.17%
      8,046  Mol Magyar Olaj-es
             Gazipari Rt. .............................         893,079
                                                           ------------


                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             ITALY - 5.87%
  1,060,000  Azimut Holding SpA .......................    $ 10,832,354
    700,000  Enel SpA .................................       6,178,785
    200,000  ENI SpA ..................................       6,134,076
    150,000  Geox SpA .................................       1,781,973
    686,000  UniCredito Italiano SpA ..................       5,279,687
                                                           ------------
                                                             30,206,875
                                                           ------------

             LUXEMBOURG - 1.55%
    150,000  Arcelor ..................................       7,990,138
                                                           ------------

             NETHERLANDS - 3.00%
     70,000  Aalberts Industries N.V. .................       5,056,589
    571,900  AMTEL Vredestein N.V., GDR * .............       2,876,657
    150,000  Axalto Holding N.V. * ....................       3,314,853
    100,000  Ballast Nedam N.V. .......................       4,215,421
                                                           ------------
                                                             15,463,520
                                                           ------------

             NORWAY - 4.51%
  1,100,506  SeaDrill, Ltd. * .........................      14,349,761
    300,000  Statoil ASA ..............................       8,895,930
                                                           ------------
                                                             23,245,691
                                                           ------------

             PORTUGAL - 0.94%
    610,168  Sonae, SGPS S.A. * .......................       4,832,458
                                                           ------------

             RUSSIA - 4.05%
    312,500  Gazprom, GDR .............................      13,025,000
    225,000  Novolipetsk Steel, GDR ...................       4,934,250
    396,000  Trader Media East,
             Ltd., GDR * ..............................       2,890,800
                                                           ------------
                                                             20,850,050
                                                           ------------

             SPAIN - 6.37%
     50,000  Acciona S.A. .............................       7,626,079
    208,029  Antena 3 de Television S.A. ..............       4,525,489
    300,000  Gamesa Corp.
             Tecnologica S.A. .........................       6,399,775
    237,841  Gestevision Telecinco S.A. ...............       5,784,698
    500,000  Telefonica S.A. ..........................       8,456,390
                                                           ------------
                                                             32,792,431
                                                           ------------

             SWEDEN - 1.60%
    480,000  TradeDoubler AB * ........................       8,258,580
                                                           ------------

             SWITZERLAND - 2.08%
     73,000  Credit Suisse Group ......................       4,090,326
    600,000  Temenos Group AG * .......................       6,631,181
                                                           ------------
                                                             10,721,507
                                                           ------------

             TURKEY - 0.90%
  1,100,000  Turkiye Vakiflar
             Bankasi T.A.O. ...........................       4,627,404
                                                           ------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2006 (CONTINUED)

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             UNITED ARAB EMIRATES - 1.19%
    900,000  Kingdom Hotel Investments,
             GDR * ....................................    $  6,120,000
                                                           ------------

             UNITED KINGDOM - 26.30%
    450,000  Admiral Group plc ........................       5,581,583
    800,000  Burberry Group plc .......................       7,098,399
 20,000,000  Corporate Services Group plc * ...........       2,869,247
    327,869  Dana Petroleum plc * .....................       7,055,530
  1,667,519  Debenhams plc * ..........................       5,606,865
  2,650,000  Evolution Group plc ......................       6,460,010
    928,923  Gondola Holdings plc .....................       5,795,661
  1,000,000  Halfords Group plc .......................       5,473,239
    100,000  Investec plc .............................       5,221,059
  3,061,565  IP Group plc * ...........................       7,377,513
  3,000,000  ITV plc ..................................       5,449,889
  1,000,000  Lancashire Holdings, Ltd. * ..............       5,809,479
    750,000  Lloyds TSB Group plc .....................       7,551,389
    100,000  Man Group plc ............................       4,584,071
    126,679  NDS Group plc, ADR * .....................       5,996,984
  2,500,000  Old Mutual plc ...........................       7,565,399
    340,000  Omega International Group plc ............       1,387,737
  1,850,000  Prosperity Minerals
             Holdings, Ltd. * .........................       5,270,094
  1,515,063  Regal Petroleum plc * ....................       1,988,171
  2,900,000  Regus Group plc * ........................       5,254,683
  1,300,000  Tesco plc ................................       8,730,096
    275,000  Travis Perkins plc .......................       7,833,924
    221,159  Xstrata plc ..............................       9,489,480
                                                           ------------
                                                            135,450,502
                                                           ------------

             TOTAL LONG-TERM
             INVESTMENTS ..............................     496,041,386
                                                           ------------
             (Cost $411,920,977)


     PAR                                                        VALUE
   AMOUNT                                                      (NOTE 2)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.40%

             REPURCHASE
             AGREEMENT - 3.40%
$17,500,000  State Street Bank & Trust Co.,
             Repurchase Agreement, dated
             7/31/06 at 3.40% to be
             repurchased at $17,501,653
             on 8/1/06 collateralized by
             $15,565,000 U.S. Treasury
             Bond 6.25% due 8/15/23 with
             a value of $17,854,580....................    $ 17,500,000
                                                           ------------

             TOTAL SHORT-TERM INVESTMENT ..............      17,500,000
                                                           ------------
             (Cost $17,500,000)

TOTAL INVESTMENTS - 99.71% ............................     513,541,386
                                                           ------------
             (Cost $429,420,977)

NET OTHER ASSETS AND
             LIABILITIES - 0.29% ......................       1,494,246
                                                           ------------

TOTAL NET ASSETS - 100.00%.............................    $515,035,632
                                                           ============

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2006 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
Integrated Oil & Gas.....................................             9.83%
Diversified Banks........................................             7.94
Asset Management & Custody Banks.........................             5.24
Building Products........................................             4.33
Integrated Telecommunication Services....................             4.00
Oil & Gas Exploration & Products.........................             3.47
Broadcasting & Cable TV..................................             3.06
Industrial Machinery.....................................             2.92
Diversified Chemicals....................................             2.87
Oil & Gas Drilling.......................................             2.79
Heavy Electrical Equipment...............................             2.78
Steel....................................................             2.51
Construction & Engineering...............................             2.30
Department Stores........................................             2.21
Multi-line Insurance.....................................             2.01
Diversified Metal & Mining...............................             1.84
Diversified Capital Markets..............................             1.81
Gold.....................................................             1.77
Food Retail..............................................             1.69
Internet Software & Services.............................             1.60
Home Improvement Retail..................................             1.52
Specialty Chemicals......................................             1.51
Life & Health Insurance..................................             1.47
Apparel, Accessories & Luxury Goods......................             1.38
Oil & Gas Refining & Marketing...........................             1.35
Systems Software.........................................             1.29
Investment Banking & Brokerage...........................             1.25
Photographic Products....................................             1.25
Electric Utilities.......................................             1.20
Real Estate Management & Development.....................             1.19
Application Software.....................................             1.16
Auto Parts & Equipment...................................             1.14
Reinsurance..............................................             1.13
Restaurants..............................................             1.13
Soft Drinks..............................................             1.11
Property & Casualty Insurance............................             1.08
Thrifts & Mortgage Finance...............................             1.08
Automotive Retail........................................             1.06
Office Services & Supply.................................             1.02
Air Freight & Logistics..................................             0.96
Forest Products..........................................             0.94
Agricultural Products....................................             0.83
Computer Storage & Peripheral............................             0.64
Semiconductors...........................................             0.63
Advertising..............................................             0.56
Tires & Rubber...........................................             0.56
Human Resources & Employment Services....................             0.56
Footwear.................................................             0.34
                                                                    -------
Long-Term Investments....................................            96.31
Short-Term Investment....................................             3.40
                                                                    -------
Total Investments........................................            99.71
Net Other Assets and Liabilities.........................             0.29
                                                                    -------
                                                                    100.00%
                                                                    =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2006

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
COMMON STOCKS - 95.40%

             CHINA - 1.54%
     11,150  Ctrip.com International,
             Ltd., ADR ................................    $    564,357
                                                           ------------

             FINLAND - 1.49%
     27,430  Nokia Oyj ................................         544,157
                                                           ------------

             FRANCE - 1.13%
     13,000  Parrot S.A. * ............................         415,155
                                                           ------------

             GERMANY - 2.72%
     54,700  ADVA AG Optical
             Networking * .............................         460,468
     50,000  Infineon Technologies AG * ...............         533,954
                                                           ------------
                                                                994,422
                                                           ------------

             HONG KONG - 1.45%
    278,000  Tencent Holdings, Ltd. ...................         530,941
                                                           ------------

             INDIA - 1.51%
     13,500  Infosys Technologies,
             Ltd., ADR ................................         554,715
                                                           ------------

             JAPAN - 3.17%
     13,500  Canon, Inc. ..............................         648,829
     76,000  Epson Toyocom Corp. * ....................         511,771
                                                           ------------
                                                              1,160,600
                                                           ------------

             KOREA - 1.58%
      5,404  Gmarket, Inc. ADR * ......................          78,520
      4,505  NHN Corp. * ..............................         500,870
                                                           ------------
                                                                579,390
                                                           ------------

             NETHERLANDS - 5.48%
     30,250  ASML Holding N.V. * ......................         596,236
     20,300  Tele Atlas N.V. * ........................         332,439
     28,942  TomTom N.V. * ............................       1,076,951
                                                           ------------
                                                              2,005,626
                                                           ------------

             SWITZERLAND - 3.52%
     29,200  Logitech International S.A. * ............         593,231
      3,900  Roche Holding AG .........................         694,080
                                                           ------------
                                                              1,287,311
                                                           ------------

             TAIWAN - 2.04%
     17,951  Hon Hai Precision Industry Co.,
             Ltd, GDR .................................         212,899
     61,799  Taiwan Semiconductor
             Manufacturing Co., Ltd., ADR .............         535,797
                                                           ------------
                                                                748,696
                                                           ------------

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             UNITED KINGDOM - 1.60%
    269,000  ARM Holdings plc .........................       $ 584,147
                                                           ------------

             UNITED STATES - 68.17%
    127,337  3Com Corp. * .............................         603,577
     38,150  Accenture, Ltd., Class A .................       1,116,269
     18,395  Amdocs, Ltd. * ...........................         667,371
      9,900  Amphenol Corp., Class A ..................         555,192
     13,200  Anixter International, Inc. ..............         727,716
     10,200  Apple Computer, Inc. * ...................         693,192
     53,000  Arris Group, Inc. * ......................         566,570
     32,110  Autodesk, Inc. * .........................       1,095,272
     12,500  CheckFree Corp. * ........................         556,250
     63,000  Cisco Systems, Inc. * ....................       1,124,550
     29,250  Citrix Systems, Inc. * ...................         929,273
      8,775  Cognizant Technology
             Solutions Corp. * ........................         574,675
     39,700  CommScope, Inc. * ........................       1,239,831
     14,600  Cymer, Inc. * ............................         571,152
     12,000  Digital River, Inc. * ....................         538,080
     12,300  Electronic Arts, Inc. * ..................         579,453
      1,490  Google, Inc., Class A * ..................         576,034
     34,250  Hewlett-Packard Co. ......................       1,092,917
     38,250  Intevac, Inc. * ..........................         805,928
     14,500  Komag, Inc. * ............................         555,495
     20,460  Marvell Technology
             Group, Ltd. * ............................         379,533
     35,055  Microchip Technology, Inc. ...............       1,130,874
     24,000  Microsoft Corp. ..........................         576,720
     12,650  Monster Worldwide, Inc. * ................         506,000
     25,000  Motorola, Inc. ...........................         569,000
     22,200  National Semiconductor Corp. .............         516,372
     15,900  Network Appliance, Inc. * ................         472,071
     77,000  Oracle Corp. * ...........................       1,152,690
     15,750  Rackable Systems, Inc. * .................         335,790
      9,000  SanDisk Corp. * ..........................         419,940
     23,300  Tessera Technologies, Inc. * .............         733,251
     39,375  Texas Instruments, Inc. ..................       1,172,587
     19,800  Varian Semiconductor
             Equipment Associates, Inc. * .............         627,660
     28,875  VistaPrint, Ltd. * .......................         638,715
     24,400  Xyratex, Ltd. * ..........................         567,056
                                                           ------------
                                                             24,967,056
                                                           ------------

             TOTAL LONG-TERM
             INVESTMENTS ..............................      34,936,573
                                                           ------------
             (Cost $35,372,521)



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2006 (CONTINUED)

     PAR                                                        VALUE
   AMOUNT                                                      (NOTE 2)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.36%

             REPURCHASE
             AGREEMENT - 3.36%
$ 1,232,000  State Street Bank & Trust Co.,
             Repurchase Agreement, dated
             7/31/06 at 2.55% to be
             repurchased at $1,232,087 on
             8/01/06 collateralized by
             $1,100,000 U.S. Treasury Bond
             6.25% due 8/15/23 with a value
             of $1,261,808 ............................    $  1,232,000
                                                           ------------

             TOTAL SHORT-TERM
             INVESTMENT ...............................       1,232,000
                                                           ------------
             (Cost $1,232,000)

TOTAL INVESTMENTS - 98.76% ............................      36,168,573
                                                           ------------
             (Cost $36,604,521)

NET OTHER ASSETS AND
             LIABILITIES - 1.24% ......................         454,766
                                                           ------------

TOTAL NET ASSETS - 100.00%.............................    $ 36,623,339
                                                           ============

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
Communications Equipment.................................            19.42%
Semiconductors...........................................            13.25
Semiconductor Equipment..................................             9.10
Computer Storage & Peripheral............................             8.04
Application Software.....................................             7.35
IT Consulting & Other Services...........................             6.13
Internet Software & Services.............................             5.86
Computer Hardware........................................             4.88
Systems Software.........................................             4.72
Electronic Equipment Manufacturing.......................             2.10
Technology Distributors..................................             1.99
Internet Retail..........................................             1.96
Pharmaceuticals..........................................             1.90
Office Electronics.......................................             1.77
Home Entertainment Software..............................             1.58
Hotels, Resorts & Cruises................................             1.54
Data Processing & Outsourced Services....................             1.52
Human Resources & Employment Services....................             1.38
Diversified Commercial & Professional
    Services.............................................             0.91
                                                                    -------
Long-Term Investments....................................            95.40
Short-Term Investment....................................             3.36
                                                                    -------
Total Investments........................................            98.76
Net Other Assets and Liabilities.........................             1.24
                                                                    -------
                                                                    100.00%
                                                                    =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2006

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
COMMON STOCKS - 90.98%

              AUSTRALIA - 0.78%
     580,000  BHP Billiton, Ltd. ......................  $   12,342,487
                                                         --------------

              BELGIUM - 1.69%
   1,152,600  Agfa Gevaert N.V. .......................      26,737,540
                                                         --------------

              CHINA - 3.94%
  36,000,000  China COSCO Holdings Co.,
              Ltd., Class H ...........................      17,420,401
     159,800  Ctrip.com International,
              Ltd., ADR ...............................       8,088,277
   6,540,000  Ping An Insurance
              (Group) Co. of China, Ltd.,
              Class H .................................      21,883,607
  71,056,000  Shanghai Real Estate, Ltd. ..............      14,905,830
                                                         --------------
                                                             62,298,115
                                                         --------------

              FRANCE - 12.25%
     448,000  Alstom * ................................      38,886,107
  11,000,000  Rhodia S.A. * ...........................      21,358,132
     652,913  Sodexho Alliance S.A. ...................      33,136,060
     348,000  Total S.A. ..............................      23,671,504
     170,000  Vallourec S.A. ..........................      36,960,298
     391,600  Vinci S.A. ..............................      39,793,291
                                                         --------------
                                                            193,805,392
                                                         --------------

              GERMANY - 11.31%
     885,000  Bayer AG ................................      43,603,354
     650,000  Commerzbank AG ..........................      22,783,711
     338,000  Deutsche Bank AG ........................      38,966,455
   1,615,000  Deutsche Post AG ........................      39,980,967
      92,656  Puma AG Rudolf
              Dassler Sport ...........................      33,603,246
                                                         --------------
                                                            178,937,733
                                                         --------------

              GREECE - 3.55%
     670,000  Coca-Cola Hellenic Bottling
              Co. S.A. ................................      21,225,282
     900,000  National Bank of Greece
              S.A. ....................................      34,972,664
                                                         --------------
                                                             56,197,946
                                                         --------------

              HONG KONG - 1.05%
  99,200,000  Neo-China Group
              (Holdings), Ltd. ........................       7,404,700
   2,550,000  Tencent Holdings, Ltd. ..................       4,870,145
   9,450,000  Tian An China Investments
              Co., Ltd. * .............................       4,268,809
                                                         --------------
                                                             16,543,654
                                                         --------------

              INDONESIA - 0.98%
  18,800,000  PT Telekomunikasi
              Indonesia ...............................      15,442,117
                                                         --------------

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
              ITALY - 1.39%
   2,490,000  Enel SpA                                   $   21,978,821
                                                         --------------

              JAPAN - 22.09%
   3,162,000  Daiwa Securities Group,
              Inc. ....................................      35,330,996
   6,930,000  Hino Motors, Ltd. .......................      39,169,959
     646,900  Kappa Create Co., Ltd. ..................       9,789,973
     654,700  Nippon System
              Development Co., Ltd. ...................      22,671,368
      27,920  NTT DoCoMo, Inc. ........................      40,670,243
   4,743,000  Sekisui Chemical Co., Ltd. ..............      40,998,849
       4,187  Sumitomo Mitsui Financial
              Group, Inc. .............................      44,556,152
     652,000  Takeda Pharmaceutical
              Co., Ltd. ...............................      42,084,696
     511,700  TDK Corp. ...............................      39,991,557
   2,332,000  Yamato Holdings Co., Ltd. ...............      34,376,379
                                                         --------------
                                                            349,640,172
                                                         --------------

              KOREA - 4.73%
     139,700  Hyundai Motor Co. .......................      10,691,028
     126,000  Kookmin Bank ............................      11,001,256
       7,617  Lotte Shopping Co., Ltd. ................       2,615,553
     715,000  Lotte Shopping Co.,
              Ltd., GDR * .............................      12,212,200
     779,500  Shinhan Financial
              Group Co., Ltd. .........................      38,354,795
                                                         --------------
                                                             74,874,832
                                                         --------------

              NETHERLANDS - 0.55%
     232,350  TomTom N.V. * ...........................       8,645,899
                                                         --------------

              NORWAY - 1.40%
     750,000  Statoil ASA .............................      22,239,824
                                                         --------------

              SINGAPORE - 1.73%
   2,385,000  DBS Group Holdings, Ltd. ................      27,341,736
                                                         --------------

              SPAIN - 4.56%
     962,000  Industria de Diseno
              Textil S.A. .............................      41,793,496
   1,800,000  Telefonica S.A. .........................      30,443,002
                                                         --------------
                                                             72,236,498
                                                         --------------

              SWITZERLAND - 2.40%
     569,953  Kuehne & Nagel
              International AG ........................      37,979,884
                                                         --------------

              TAIWAN - 3.03%
   1,218,000  AU Optronics
              Corp., ADR * ............................      17,953,320
   3,454,587  Taiwan Semiconductor
              Manufacturing Co.,
              Ltd., ADR ...............................      29,951,269
                                                         --------------
                                                             47,904,589
                                                         --------------



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


INTERNATIONAL OPPORTUNITIES FUND
 JULY 31, 2006 (CONTINUED)

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------

              UNITED KINGDOM - 9.91%
   4,384,569  Capita Group plc ........................  $   42,815,177
   5,002,556  Debenhams plc * .........................      16,820,591
   3,910,150  Halfords Group plc ......................      21,401,186
   2,285,000  Lloyds TSB Group plc ....................      23,006,564
   1,221,226  Regal Petroleum plc * ...................       1,602,578
   4,452,000  Tesco plc ...............................      29,897,223
     497,211  Xstrata plc .............................      21,334,306
                                                         --------------
                                                            156,877,625
                                                         --------------

              UNITED STATES - 3.64%
     271,500  Accenture, Ltd., Class A ................       7,944,090
     259,000  Autodesk, Inc. * ........................       8,834,490
     170,700  CheckFree Corp. * .......................       7,596,150
     115,000  Cisco Systems, Inc. * ...................       2,052,750
     227,000  CommScope, Inc. * .......................       7,089,210
     159,850  Digital River, Inc. * ...................       7,167,674
     350,000  National Semiconductor
              Corp. ...................................       8,141,000
     297,000  Texas Instruments, Inc. .................       8,844,660
                                                         --------------
                                                             57,670,024
                                                         --------------

              TOTAL COMMON STOCKS .....................   1,439,694,888
                                                         --------------
              (Cost $1,308,207,042)

PREFERRED STOCK - 2.75%

              GERMANY - 2.75%
     264,218  Fresenius AG ............................      43,447,937
                                                         --------------

              TOTAL PREFERRED STOCK ...................      43,447,937
                                                         --------------
              (Cost $38,919,451)

              TOTAL LONG-TERM
              INVESTMENTS - 93.73% ....................   1,483,142,825
                                                         --------------
              (Cost $1,347,126,493)

     PAR                                                         VALUE
   AMOUNT                                                      (NOTE 2)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.64%

              REPURCHASE
              AGREEMENT - 5.64%
$ 89,356,000  State Street Bank & Trust
              Co., Repurchase
              Agreement, dated 7/31/06
              at 3.40% to be repurchased
              at $89,364,439 on 8/1/06
              collateralized by
              $79,465,000 U.S. Treasury
              Bond 6.25% due 8/15/23
              with a value
              of $91,154,143. .........................  $   89,356,000
                                                         --------------

              TOTAL SHORT-TERM
              INVESTMENT ..............................      89,356,000
                                                         --------------
              (Cost $89,356,000)

TOTAL INVESTMENTS - 99.37% ............................   1,572,498,825
                                                         --------------
              (Cost $1,436,482,493)

NET OTHER ASSETS AND
              LIABILITIES - 0.63% .....................       9,970,567
                                                         --------------

TOTAL NET ASSETS - 100.00%.............................  $1,582,469,392
                                                         ==============

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
 JULY 31, 2006 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
Diversified Banks........................................            12.77%
Air Freight & Logistics..................................             4.70
Electronic Equipment Manufacturing.......................             3.66
Marine...................................................             3.50
Semiconductors...........................................             2.97
Integrated Oil & Gas.....................................             2.90
Integrated Telecommunication Services....................             2.90
Diversified Chemicals....................................             2.76
Health Care Equipment....................................             2.75
Restaurants..............................................             2.71
Human Resources & Employment Services....................             2.71
Pharmaceuticals..........................................             2.66
Apparel Retail...........................................             2.64
Homebuilding.............................................             2.59
Wireless Telecommunication Services......................             2.57
Construction & Engineering...............................             2.51
Construction & Farm Machinery & Trucks...................             2.48
Diversified Capital Markets..............................             2.46
Heavy Electrical Equipment...............................             2.46
Industrial Machinery.....................................             2.34
Investment Banking & Brokerage...........................             2.23
Diversified Metal & Mining...............................             2.13
Footwear.................................................             2.12
Department Stores........................................             2.00
Application Software.....................................             1.99
Food Retail..............................................             1.89
Photographic Products....................................             1.69
Real Estate Management & Development.....................             1.68
Electric Utilities.......................................             1.39
Life & Health Insurance..................................             1.38
Automotive Retail........................................             1.35
Specialty Chemicals......................................             1.35
Soft Drinks..............................................             1.34
Communications Equipment.................................             1.12
Internet Software & Services.............................             0.76
Automobile Manufacturers.................................             0.68
Hotels, Resorts & Cruises................................             0.51
IT Consulting & Other Services...........................             0.50
Data Processing & Outsourced Services....................             0.48
Oil & Gas Exploration & Products.........................             0.10
                                                                    -------
Long-Term Investments....................................            93.73
Short-Term Investment....................................             5.64
                                                                    -------
Total Investments........................................            99.37
Net Other Assets and Liabilities.........................             0.63
                                                                    -------
                                                                    100.00%
                                                                    =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2006

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 95.12%

             AUSTRALIA - 0.37%
     10,000  BHP Billiton, Ltd. .......................     $   212,801
                                                            -----------

             CHINA - 1.56%
    430,000  China COSCO Holdings Co.,
             Ltd., Class H ............................         208,077
    120,000  Ping An Insurance (Group) Co.
             of China, Ltd., Class H ..................         401,534
  1,409,000  Shanghai Real Estate, Ltd. ...............         295,574
                                                            -----------
                                                                905,185
                                                            -----------

             HONG KONG - 1.33%
  4,900,000  Neo-China Group
             (Holdings), Ltd. .........................         365,756
    172,000  Shanghai Industrial
             Holdings, Ltd. ...........................         335,137
    150,000  Tian An China Investments
             Co., Ltd. * ..............................          67,759
                                                            -----------
                                                                768,652
                                                            -----------

             INDONESIA - 0.67%
    470,000  PT Telekomunikasi Indonesia ..............         386,053
                                                            -----------

             JAPAN - 85.38%
    288,000  Aioi Insurance Co., Ltd. .................       2,243,308
    239,000  Asahi Kasei Corp. ........................       1,486,388
    115,000  Daiwa Securities Group, Inc. .............       1,284,967
     54,800  Fuji Photo Film Co., Ltd. ................       1,845,070
    404,000  Hino Motors, Ltd. ........................       2,283,501
     71,390  Hitachi Systems &
             Services, Ltd. ...........................       1,556,762
    125,700  Kappa Create Co., Ltd. ...................       1,902,303
      1,900  Kobe Bussan Co., Ltd. * ..................          64,966
        349  Link Theory Holdings Co., Ltd. ...........         898,033
        228  Mitsubishi UFJ Financial
             Group, Inc. ..............................       3,221,772
        240  Nippon Paper Group, Inc. .................         956,692
     27,100  Nippon System Development
             Co., Ltd. ................................         938,436
    321,000  Nishi-Nippon City Bank, Ltd. .............       1,419,573
     50,300  NS Solutions Corp. .......................       1,259,200
      1,039  NTT DoCoMo, Inc. .........................       1,513,481
      4,740  OBIC Co., Ltd. ...........................       1,006,751
     62,000  Ricoh Co., Ltd. ..........................       1,249,248
     31,900  Sanyo Electric Credit
             Co., Ltd. ................................         603,803
    225,000  Sekisui Chemical Co., Ltd. ...............       1,944,917
      7,400  SMC Corp. ................................         946,906
        290  Sumitomo Mitsui Financial
             Group, Inc. ..............................       3,086,048
    208,000  Tadano, Ltd. .............................       1,699,996
     35,000  Takeda Pharmaceutical
             Co., Ltd. ................................       2,259,148
     31,000  Takefuji Corp. ...........................       1,519,648

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             JAPAN - (continued)
     32,300  TDK Corp. ................................     $ 2,524,384
     91,300  Tohokushinsha Film Corp. .................       1,034,486
     33,200  Token Corp. ..............................       2,331,196
    102,000  Toppan Printing Co., Ltd. ................       1,173,518
     82,600  Toyo Seikan Kaisha, Ltd. .................       1,635,501
    871,000  Ube Industries, Ltd. .....................       2,226,028
     89,000  Yamato Holdings Co., Ltd. ................       1,311,963
                                                            -----------
                                                             49,427,993
                                                            -----------

             KOREA - 3.21%
      4,700  Hyundai Motor Co. ........................         359,684
      1,656  Lotte Shopping Co., Ltd. .................         568,643
      4,000  Lotte Shopping Co., Ltd., GDR * ..........          68,320
        429  Samsung Electronics Co.,
             Ltd., GDR ................................         136,529
     14,815  Shinhan Financial Group
             Co., Ltd. ................................         728,963
                                                            -----------
                                                              1,862,139
                                                            -----------

             SINGAPORE - 0.81%
     40,900  DBS Group Holdings, Ltd. .................         468,879
                                                            -----------

             TAIWAN - 1.79%
     30,000  AU Optronics Corp., ADR * ................         442,200
     68,494  Taiwan Semiconductor
             Manufacturing Co., Ltd., .................         593,843
                                                            -----------
                                                              1,036,043
                                                            -----------

             TOTAL LONG-TERM
             INVESTMENTS ..............................      55,067,745
                                                            -----------
             (Cost $57,069,684)
                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

JAPAN-ASIA FOCUS FUND
JULY 31, 2006 (CONTINUED)

     PAR                                                        VALUE
   AMOUNT                                                     (NOTE 2)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 4.58%

             REPURCHASE
             AGREEMENTS - 4.58%
$   320,000  State Street Bank & Trust Co.,
             Repurchase Agreement, dated
             7/31/06 at 1.50% to be
             repurchased at $320,013 on
             8/1/06 collateralized by
             $285,000 U.S. Treasury Bond
             6.25% due 8/15/23
             with a value of $326,923 .................       $ 320,000

  2,330,000  State Street Bank & Trust Co.,
             Repurchase Agreement, dated
             7/31/06 at 2.55% to be
             repurchased at $2,330,165 on
             8/1/06 collateralized by
             $2,075,000 U.S. Treasury Bond
             6.25% due 8/15/23 with a
             value of $2,380,228 ......................       2,330,000
                                                            -----------

             TOTAL SHORT-TERM
             INVESTMENTS ..............................       2,650,000
                                                            -----------
             (Cost $2,650,000)

TOTAL INVESTMENTS - 99.70% ............................      57,717,745
                                                            -----------
             (Cost $59,719,684)

NET OTHER ASSETS AND
             LIABILITIES - 0.30% ......................         171,666
                                                            -----------

TOTAL NET ASSETS - 100.00%.............................     $57,889,411
                                                            ===========

          *  Non-income producing security
        ADR  American Depositary Receipt
        GDR  Global Depositary Receipt


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
Diversified Banks........................................            12.97%
Homebuilding.............................................             7.39
Construction & Farm Machinery & Trucks...................             6.88
IT Consulting & Other Services...........................             6.60
Electronic Equipment Manufacturing.......................             5.70
Pharmaceuticals..........................................             3.90
Property & Casualty Insurance............................             3.86
Diversified Chemicals....................................             3.85
Consumer Finance.........................................             3.67
Restaurants..............................................             3.29
Photographic Products....................................             3.19
Metal & Glass Containers.................................             2.82
Wireless Telecommunication Services......................             2.61
Commodity Chemicals......................................             2.57
Regional Banks...........................................             2.45
Air Freight & Logistics..................................             2.27
Investment Banking & Brokerage...........................             2.22
Office Electronics.......................................             2.16
Commercial Printing......................................             2.03
Movies & Entertainment...................................             1.79
Paper Products...........................................             1.65
Industrial Machinery.....................................             1.64
Application Software.....................................             1.62
Apparel Retail...........................................             1.55
Real Estate Management & Development.....................             1.26
Semiconductors...........................................             1.26
Department Stores........................................             1.10
Life & Health Insurance..................................             0.69
Integrated Telecommunication Services....................             0.67
Automobile Manufacturers.................................             0.62
Diversified Metal & Mining...............................             0.37
Marine...................................................             0.36
Industrial Conglomerates.................................             0.11
                                                                    -------
Long-Term Investments....................................            95.12
Short-Term Investments...................................             4.58
                                                                    -------
Total Investments........................................            99.70
Net Other Assets and Liabilities.........................             0.30
                                                                    -------
                                                                    100.00%
                                                                    =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2006

       FACE                                                                                                        VALUE
      AMOUNT                                                                      COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 62.06%

                  BELGIUM - 0.77%
USD      327,000  Telenet Group Holding NV (a)(b) ...........................   0/11.500%     6/15/14        $   279,585
                                                                                                             -----------

                  FRANCE - 4.45%
EUR      200,000  Belvedere S.A. (b)(c) .....................................      6.135      5/15/13            260,909
EUR      400,000  Crown European Holdings S.A. ..............................      6.250       9/1/11            535,869
EUR      300,000  Ray Acquisition SCA .......................................      9.375      3/15/15            414,357
EUR      300,000  Rhodia S.A. ...............................................      8.000       6/1/10            403,339
                                                                                                             -----------
                                                                                                               1,614,474
                                                                                                             -----------

                  GERMANY - 7.54%
EUR      400,000  Cognis GmbH ...............................................      9.500      5/15/14            572,275
EUR      200,000  Escada AG (c) .............................................      7.500       4/1/12            274,322
EUR      250,000  Iesy Hessen & Ish NRW .....................................      6.021      4/15/13            312,165
USD      400,000  Kabel Deutschland GmbH (b) ................................     10.625       7/1/14            426,000
EUR      450,000  Tele Columbus AG & Co. (c) ................................      6.840      4/15/10            585,438
EUR      450,000  Tui AG (c) ................................................      4.540     12/10/10            565,489
                                                                                                             -----------
                                                                                                               2,735,689
                                                                                                             -----------

                  GREECE - 1.09%
EUR      300,000  Hellas Telecommunications Luxembourg V ....................      6.590     10/15/12            394,238
                                                                                                             -----------

                  IRELAND - 2.18%
EUR      150,000  JSG Funding plc ...........................................     10.125      10/1/12            209,813
EUR      415,000  Riverdeep Group, Ltd. .....................................      9.250      4/15/11            582,471
                                                                                                             -----------
                                                                                                                 792,284
                                                                                                             -----------

                  ITALY - 3.75%
EUR      400,000  Lighthouse International Co., S.A. ........................      8.000      4/30/14            548,005
USD      750,000  Wind Acquisition Finance S.A. (b) .........................     10.750      12/1/15            811,875
                                                                                                             -----------
                                                                                                               1,359,880
                                                                                                             -----------

                  NETHERLANDS - 1.47%
EUR      400,000  Culligan Finance Corp. ....................................      8.000      10/1/14            532,676
                                                                                                             -----------

                  NORWAY - 1.29%
EUR      200,000  Nordic Telephone Company ApS ..............................      8.250       5/1/16            267,296
EUR      150,000  Nordic Telephone Company ApS (c) ..........................      8.352       5/1/16            200,232
                                                                                                             -----------
                                                                                                                 467,528
                                                                                                             -----------

                  RUSSIA - 0.82%
USD      300,000  VTB Capital S.A. (b) ......................................      6.250      6/30/35            297,750
                                                                                                             -----------

                  SPAIN - 3.12%
EUR      450,000  Cirsa Finance Luxembourg S.A. .............................      8.750      5/15/14            599,979
EUR      400,000  Codere Finance Luxembourg S.A. ............................      8.250      6/15/15            533,314
                                                                                                             -----------
                                                                                                               1,133,293
                                                                                                             -----------

                  UKRAINE - 1.07%
USD      400,000  City of Kiev ..............................................      8.000      11/6/15            389,280
                                                                                                             -----------


                       See Notes to Financial Statements.

                                       24


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


WORLDWIDE INCOME FUND
JULY 31, 2006 (CONTINUED)

       FACE                                                                                                        VALUE
      AMOUNT                                                                      COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

                  UNITED KINGDOM - 15.93%
GBP      350,000  Allied Domecq Financial Services plc ......................      6.625%     6/12/14        $   679,780
GBP      450,000  Corus Finance plc .........................................      6.750      5/20/08            857,412
GBP      350,000  EMI Group plc .............................................      9.750      5/20/08            699,566
EUR      300,000  FKI plc ...................................................      6.625      2/22/10            397,591
USD      300,000  Ineos Group Holdings plc (b) ..............................      8.500      2/15/16            282,750
EUR      260,000  Invensys plc ..............................................      9.875      3/15/11            374,470
GBP      400,000  NTL Cable plc .............................................      9.750      4/15/14            766,657
GBP      400,000  Pipe Holding plc ..........................................      7.750      11/1/11            760,276
GBP      500,000  WRG Acquisitions plc (c) ..................................      8.223     12/15/11            962,020
                                                                                                             -----------
                                                                                                               5,780,522
                                                                                                             -----------

                  UNITED STATES - 18.58%
GBP      350,000  Constellation Brands, Inc. ................................      8.500     11/15/09            703,652
EUR      450,000  Fresenius Medical Care Capital
                  Trust V (Preferred) .......................................      7.375      6/15/11            626,565
GBP      350,000  HCA, Inc. .................................................      8.750      11/1/10            655,434
USD      350,000  Hertz Corp. (b) ...........................................      8.875       1/1/14            366,625
USD      150,000  Hertz Corp. (b) ...........................................     10.500       1/1/16            163,875
EUR      450,000  Huntsman International LLC (a) ............................      8.250       1/1/15            580,579
EUR      330,000  Kronos International, Inc. ................................      6.500      4/15/13            408,896
USD      600,000  Nell AF Sarl (b) ..........................................      8.375      8/15/15            585,750
EUR      400,000  Rockwood Specialties Group, Inc. ..........................      7.625     11/15/14            521,179
USD      500,000  Samsonite Corp. ...........................................      8.875       6/1/11            521,250
USD      500,000  Sungard Data Systems, Inc. (b) ............................     10.250      8/15/15            509,375
USD      500,000  Tronox Worldwide LLC (b) ..................................      9.500      12/1/12            518,750
GBP      300,000  Warner Music Group ........................................      8.125      4/15/14            580,014
                                                                                                             -----------
                                                                                                               6,741,944
                                                                                                             -----------
                  TOTAL CORPORATE BONDS .....................................                                 22,519,143
                                                                                                             -----------
                  (Cost $22,321,474)

FOREIGN SOVEREIGN BONDS - 26.88%

                  ARGENTINA - 0.96%
USD      500,000  Republic of Argentina (c) .................................      5.589       8/3/12            350,000
                                                                                                             -----------

                  BRAZIL - 3.73%
USD    1,000,000  Federal Republic of Brazil ................................     10.500      7/14/14          1,236,000
USD      100,000  Federal Republic of Brazil ................................      8.875     10/14/19            116,250
                                                                                                             -----------
                                                                                                               1,352,250
                                                                                                             -----------

                  COLUMBIA - 2.98%
USD      995,000  Republic of Columbia ......................................      8.250     12/22/14          1,082,062
                                                                                                             -----------

                  DOMINICAN REPUBLIC - 1.63%
USD      546,488  Dominican Republic ........................................      9.040      1/23/18            592,939
                                                                                                             -----------

                  ECUADOR - 1.16%
USD      400,000  Republic of Ecuador .......................................      9.375     12/15/15            418,960
                                                                                                             -----------

                  EL SALVADOR - 1.96%
USD      650,000  Republic of El Salvador ...................................      8.500      7/25/11            711,750
                                                                                                             -----------


                       See Notes to Financial Statements.

                                       25


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS


WORLDWIDE INCOME FUND
JULY 31, 2006 (CONTINUED)

       FACE                                                                                                        VALUE
      AMOUNT                                                                      COUPON     MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------

                  INDONESIA - 1.10%
USD      400,000  Republic of Indonesia .....................................      6.750%     3/10/14        $   398,798
                                                                                                             -----------

                  PANAMA - 1.39%
USD      500,000  Republic of Panama ........................................      7.125      1/29/26            503,000
                                                                                                             -----------

                  PERU - 3.31%
USD    1,000,000  Republic of Peru ..........................................      9.875       2/6/15          1,202,500
                                                                                                             -----------

                  PHILIPPINES - 1.40%
USD      475,000  Republic of Philippines ...................................      8.000      1/15/16            508,535
                                                                                                             -----------

                  TURKEY - 2.99%
USD    1,000,000  Republic of Turkey ........................................      9.000      6/30/11          1,085,000
                                                                                                             -----------

                  URUGUAY - 3.36%
USD    1,000,000  Republic of Uruguay .......................................      7.500      3/15/15          1,017,500
USD      200,000  Republic of Uruguay .......................................      8.000     11/18/22            201,500
                                                                                                             -----------
                                                                                                               1,219,000
                                                                                                             -----------
                  VENEZUELA - 0.91%
USD      300,000  Republic of Venezuela .....................................      8.500      10/8/14            329,250
                                                                                                             -----------

                  TOTAL FOREIGN SOVEREIGN BONDS .............................                                  9,754,044
                                                                                                             -----------
                  (Cost $9,530,976)

                  TOTAL CORPORATE AND FOREIGN SOVEREIGN BONDS ...............                                 32,273,187
                                                                                                             -----------
                  (Cost $31,852,450)

COMMON STOCKS - 4.10%

      SHARES

          12,000  Eni S.p.A. (Italy) ........................................                                    368,045
          15,000  HSBC Holdings plc (United Kingdom) ........................                                    272,074
          30,000  Lloyds TSB Group plc (United Kingdom) .....................                                    302,055
          25,000  Scottish Power plc (United Kingdom) .......................                                    282,535
          50,000  Tomkins plc (United Kingdom) ..............................                                    263,388
                                                                                                             -----------

                  TOTAL COMMON STOCKS .......................................                                  1,488,097
                                                                                                             -----------
                  (Cost $1,440,666)

                  TOTAL LONG-TERM INVESTMENTS - 93.04% ......................                                 33,761,284
                                                                                                             -----------
                  (Cost $33,293,116)


                       See Notes to Financial Statements.

                                       26


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
JULY 31, 2006 (CONTINUED)
        PAR                                                                                                       VALUE
      AMOUNT                                                                                                    (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.49%

                  REPURCHASE AGREEMENTS - 12.49%
       $ 731,000  State Street Bank & Trust Co., Repurchase Agreement,
                  dated 7/31/06 at 1.50% to be repurchased at
                  $731,030 on 8/1/06 collateralized by $655,000 U.S.
                  Treasury Bond 6.25% due 8/15/23 with a value
                  of $751,349 ...............................................                                 $  731,000

       3,801,000  State Street Bank & Trust Co., Repurchase Agreement,
                  dated 7/31/06 at 2.55% to be repurchased at
                  $3,801,269 on 8/1/06 collateralized by $3,380,000
                  U.S. Treasury Bond 6.25% due 8/15/23 with a value
                  of $3,877,191 .............................................                                  3,801,000
                                                                                                             -----------

                  TOTAL SHORT-TERM INVESTMENTS ..............................                                  4,532,000
                                                                                                             -----------
                  (Cost $4,532,000)

TOTAL INVESTMENTS - 105.53% .................................................                                 38,293,284
                                                                                                             -----------
                  (Cost $37,825,116)

NET OTHER ASSETS AND LIABILITIES - (5.53)% ..................................                                (2,006,114)
                                                                                                             -----------

TOTAL NET ASSETS - 100.00% ..................................................                                $36,287,170
                                                                                                             ===========

(a) Security is a step coupon bond where the coupon increases on a predetermined date. Coupon shown is that currently in effect.

(b) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes. Coupon shown is that currently in effect.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

WORLDWIDE INCOME FUND
 JULY 31, 2006 (CONTINUED)


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
Sovereign................................................            26.88%
Chemicals................................................            10.67
Environmental............................................             5.77
Media - Cable............................................             4.59
Beverage.................................................             4.53
Steel production.........................................             4.46
Telecom - Integrated.....................................             3.55
Health Services..........................................             3.53
Media - Diversified......................................             3.44
Support services.........................................             3.02
Diversified Capital......................................             2.85
Banking..................................................             2.40
Media services...........................................             2.37
Telecom - Wireless.......................................             2.24
Packaging................................................             2.06
Printing & Publishing....................................             1.61
Gaming...................................................             1.47
Consumer products........................................             1.44
Software/Services........................................             1.40
Electronics..............................................             1.14
Municipals...............................................             1.07
Mining...................................................             1.01
Integrated Energy........................................             0.78
Apparel/Textiles.........................................             0.76
                                                                    -------
Total Long Term Investments..............................            93.04
Short-Term Investments...................................            12.49
                                                                    -------
Total Investments........................................           105.53
Net Other Assets and Liabilities.........................            -5.53
                                                                    -------
                                                                    100.00%
                                                                    =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

U.S. CORE GROWTH FUND
JULY 31, 2006

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
COMMON STOCKS - 100.01%

             AIR FREIGHT &
             LOGISTICS - 0.49%
      1,100  United Parcel Service, Inc.,
             Class B ..................................     $    75,801
                                                            -----------

             AUTOMOBILES - 2.76%
     12,850  Honda Motor Co.,
             Ltd., ADR ................................         423,408
                                                            -----------

             CAPITAL MARKETS - 6.09%
      9,700  American Capital
             Strategies, Ltd. .........................         339,500
      3,900  Goldman Sachs Group, Inc. ................         595,725
                                                            -----------
                                                                935,225
                                                            -----------

             CHEMICALS - 3.36%
     12,000  Monsanto Co. .............................         515,880
                                                            -----------
             COMMUNICATIONS
             EQUIPMENT - 3.78%
     16,350  Corning, Inc. * ..........................         311,794
      7,600  QUALCOMM, Inc. ...........................         267,976
                                                            -----------
                                                                579,770
                                                            -----------

             COMPUTER &
             PERIPHERAL - 1.30%
     19,700  EMC Corp. * ..............................         199,955
                                                            -----------

             CONSUMER FINANCE - 6.25%
      8,900  American Express Co. .....................         463,334
      6,420  Capital One Financial Corp. ..............         496,587
                                                            -----------
                                                                959,921
                                                            -----------

             DIVERSIFIED FINANCIAL
             SERVICES - 2.25%
        750  Chicago Mercantile Exchange
             Holdings, Inc. ...........................         345,900
                                                            -----------

             ENERGY EQUIPMENT &
             SERVICES - 2.22%
     10,200  Halliburton Co. ..........................         340,272
                                                            -----------

             FOOD & STAPLES
             RETAILING - 3.03%
     14,200  CVS Corp. ................................         464,624
                                                            -----------

             FOOD PRODUCTS - 1.97%
      5,500  The Hershey Co. ..........................         302,335
                                                            -----------


                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
             SUPPLIES - 5.22%
      1,690  Alcon, Inc. ..............................       $ 186,610
     22,731  Boston Scientific Corp. * ................         386,654
      6,190  St. Jude Medical, Inc. * .................         228,411
                                                            -----------
                                                                801,675
                                                            -----------

             HEALTH CARE PROVIDERS &
             SERVICES - 9.41%
      5,935  Caremark Rx, Inc. ........................         313,368
      4,200  CIGNA Corp. ..............................         383,250
      9,600  Humana, Inc. * ...........................         536,928
     35,500  Tenet Healthcare Corp. * .................         210,160
                                                            -----------
                                                              1,443,706
                                                            -----------

             HOTELS, RESTAURANTS &
             LEISURE - 4.70%
      4,600  McDonald's Corp. .........................         162,794
      5,150  Starwood Hotels & Resorts
             Worldwide, Inc. ..........................         270,787
      4,500  Wynn Resorts, Ltd. * .....................         288,045
                                                            -----------
                                                                721,626
                                                            -----------

             HOUSEHOLD PRODUCTS - 2.27%
      6,200  The Procter & Gamble Co. .................         348,440
                                                            -----------

             INDUSTRIAL POWER PRODUCTS &
             ENERGY TRADES - 2.30%
      5,500  TXU Corp. ................................         353,265
                                                            -----------

             INSURANCE - 2.95%
      2,900  Metlife Inc. .............................         150,800
      6,000  The Chubb Corp. ..........................         302,520
                                                            -----------
                                                                453,320
                                                            -----------

             INTERNET SOFTWARE &
             SERVICES - 3.14%
      1,245  Google, Inc., Class A * ..................         481,317
                                                            -----------

             MACHINERY - 4.01%
      5,100  Danaher Corp. ............................         332,520
      3,500  PACCAR, Inc. .............................         282,625
                                                            -----------
                                                                615,145
                                                            -----------

             MEDIA - 6.57%
     15,800  Comcast Corp., Class A * .................         541,624
     15,700  The Walt Disney Co. ......................         466,133
                                                            -----------
                                                              1,007,757
                                                            -----------

             MULTILINE RETAIL - 2.17%
      5,300  J.C. Penney Co., Inc. ....................         333,688
                                                            -----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS

U.S. CORE GROWTH FUND
JULY 31, 2006 (CONTINUED)

                                                                 VALUE
SHARES                                                         (NOTE 2)
-----------------------------------------------------------------------
             OFFICE ELECTRONICS - 2.19%
     23,800  Xerox Corp. * ............................     $   335,342
                                                            -----------

             OIL, GAS & CONSUMABLE
             FUELS - 1.76%
      4,000  Valero Energy Corp. ......................         269,720
                                                            -----------

             PHARMACEUTICALS - 4.61%
      6,555  Glaxosmithkline plc, ADR .................         362,688
     10,420  Teva Pharmaceutical
             Industries, Ltd., ADR ....................         344,694
                                                            -----------
                                                                707,382
                                                            -----------

             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 9.00%
     22,100  Applied Materials, Inc. ..................         347,854
     10,550  Broadcom Corp., Class A * ................         253,094
     14,000  MEMC Electronic
             Materials, Inc. * ........................         425,880
     11,000  Microchip Technology, Inc. ...............         354,860
                                                            -----------
                                                              1,381,688
                                                            -----------

             SOFTWARE - 0.95%
      5,100  Adobe Systems, Inc. * ....................         145,401
                                                            -----------

             SPECIALTY RETAIL - 4.28%
      6,800  Best Buy Co., Inc. .......................         308,312
     14,300  The TJX Companies, Inc. ..................         348,491
                                                            -----------
                                                                656,803
                                                            -----------

             TEXTILE, APPAREL & LUXURY
             GOODS - 0.98%
      1,900  Nike, Inc., Class B ......................         150,100
                                                            -----------

TOTAL INVESTMENTS - 100.01% ...........................      15,349,466
                                                            -----------
             (Cost $14,376,639)

NET OTHER ASSETS AND
             LIABILITIES - (0.01)% ....................            (933)
                                                            -----------

TOTAL NET ASSETS - 100.00% ............................     $15,348,533
                                                            ===========

          *  Non-income producing security
        ADR  American Depositary Receipt


                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2006

                                                                EUROPEAN                       GLOBAL
                                                                   FOCUS                   TECHNOLOGY
                                                                    FUND                         FUND
=============================================================================================================
ASSETS:
Investments, at value
   Securities                                               $496,041,386                  $34,936,573
   Repurchase agreements                                      17,500,000                    1,232,000
-------------------------------------------------------------------------------------------------------------
Total investments, at value                                  513,541,386                   36,168,573
Cash                                                                 109                          472
Foreign cash, at value                                                --                           19
Dividends and interest receivable                                554,997                        6,397
Receivable from investment adviser                                    --                          200
Receivable for investment securities sold                          1,308                    1,833,451
Receivable for fund shares sold                                3,726,777                      273,147
Forward foreign currency contracts                                    --                           --
Prepaid expenses and other assets                                 56,123                       37,259
-------------------------------------------------------------------------------------------------------------
   Total Assets                                              517,880,700                   38,319,518
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    1,357,401                    1,425,768
Payable for fund shares redeemed                                 599,443                      168,039
Payable to custodian                                                  --                           --
Payable for dividends                                                 --                           --
Payable to investment adviser                                    424,529                       31,513
Payable for 12b-1 distribution and service fees                  196,998                       15,532
Forward foreign currency contracts                                    --                           --
Accrued expenses and other payables                              266,647                       55,327
-------------------------------------------------------------------------------------------------------------
   Total Liabilities                                           2,845,018                    1,696,179
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $515,035,682                  $36,623,339
=============================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                             $395,136,262                  $38,477,836
Accumulated undistributed net investment income/(loss)                --                      (42,881)
Accumulated net realized gain/(loss) on investments           35,780,260                   (1,375,736)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                          84,119,110                     (435,880)
-------------------------------------------------------------------------------------------------------------
                                                            $515,035,632                  $36,623,339
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares                                              $368,593,187                  $24,684,976
=============================================================================================================
Class B Shares                                                35,977,026                    1,186,678
=============================================================================================================
Class C Shares                                               110,465,419                   10,751,685
=============================================================================================================
Class R Shares                                                       N/A                          N/A
=============================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        12,555,303                    2,025,464
=============================================================================================================
Class B Shares (unlimited number of shares authorized)         1,266,465                      100,657
=============================================================================================================
Class C Shares (unlimited number of shares authorized)         3,889,093                      914,436
=============================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A                          N/A
=============================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                    $29.36                       $12.19
-------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                             5.75%                        5.75%
Maximum offering price per share                                  $31.15                       $12.93
=============================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                      $28.41                       $11.79
=============================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                      $28.40                       $11.76
=============================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A                          N/A
=============================================================================================================
Investments, at cost                                        $429,420,977                  $36,604,521
=============================================================================================================
Foreign cash, at cost                                                 --                          $19
=============================================================================================================


HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2006 (CONTINUED)
                                                             INTERNATIONAL          JAPAN-ASIA          WORLDWIDE         U.S. CORE
                                                             OPPORTUNITIES               FOCUS             INCOME            GROWTH
                                                                      FUND                FUND               FUND              FUND
===================================================================================================================================
ASSETS:
Investments, at value
   Securities                                               $1,483,142,825         $55,067,745        $33,761,284       $15,349,466
   Repurchase agreements                                        89,356,000           2,650,000          4,532,000                --
-----------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                  1,572,498,825          57,717,745         38,293,284        15,349,466
Cash                                                               142,603                 492              7,562                --
Foreign cash, at value                                                   2              20,802              5,931                --
Dividends and interest receivable                                1,637,377              37,906            540,715             6,157
Receivable from investment adviser                                      --               2,409             27,646            13,185
Receivable for investment securities sold                        3,777,727              43,648          1,022,146           307,167
Receivable for fund shares sold                                 11,854,068             192,854            275,412            60,780
Forward foreign currency contracts                               2,891,899             289,190                 --                --
Prepaid expenses and other assets                                  121,114              68,368             33,179            17,828
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                              1,592,923,615          58,373,414         40,205,875        15,754,583
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                      4,111,861                  --          3,282,805           207,138
Payable for fund shares redeemed                                 2,064,051             200,905            286,372            37,951
Payable to custodian                                                    --                  --                 --            96,706
Payable for dividends                                                   --                  --             81,119                --
Payable to investment adviser                                    1,369,359              48,426             25,032            15,190
Payable for 12b-1 distribution and service fees                    682,136              23,681             18,175             6,645
Forward foreign currency contracts                               1,463,135             146,313            165,940                --
Accrued expenses and other payables                                763,681              64,678             59,262            42,420
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                            10,454,223             484,003          3,918,705           406,050
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $1,582,469,392         $57,889,411        $36,287,170       $15,348,533
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                             $1,368,199,581         $60,165,837        $36,565,786       $14,217,633
Accumulated undistributed net investment income/(loss)             706,682            (142,848)            (5,086)               --
Accumulated net realized gain/(loss) on investments             76,117,294            (274,392)          (578,670)          158,073
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                           137,445,835          (1,859,186)           305,140           972,827
-----------------------------------------------------------------------------------------------------------------------------------
                                                            $1,582,469,392         $57,889,411        $36,287,170       $15,348,533
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares                                              $1,007,240,524         $39,381,426        $17,926,826       $10,991,406
===================================================================================================================================
Class B Shares                                                  77,695,349                 N/A          5,210,006         1,291,923
===================================================================================================================================
Class C Shares                                                 497,402,368          18,507,985         13,150,338         3,065,204
===================================================================================================================================
Class R Shares                                                     131,151                 N/A                N/A               N/A
===================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)          46,815,339           4,080,122          1,662,552         1,061,931
===================================================================================================================================
Class B Shares (unlimited number of shares authorized)           3,731,133                 N/A            483,982           126,664
===================================================================================================================================
Class C Shares (unlimited number of shares authorized)          23,906,888           1,923,812          1,220,128           300,540
===================================================================================================================================
Class R Shares (unlimited number of shares authorized)               6,110                 N/A                N/A               N/A
===================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                      $21.52               $9.65             $10.78            $10.35
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                               5.75%               5.75%              4.75%             5.75%
Maximum offering price per share                                    $22.83              $10.24             $11.32            $10.98
===================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                        $20.82                 N/A             $10.76            $10.20
===================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                        $20.81               $9.62             $10.78            $10.20
===================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                        $21.46                 N/A                N/A               N/A
===================================================================================================================================
Investments, at cost                                        $1,436,482,493         $59,719,684        $37,825,116       $14,376,639
===================================================================================================================================
Foreign cash, at cost                                                   $2             $20,473             $5,931                --
===================================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.
N/A Not Applicable, share class is not offered by the respective Fund.
*    On sales of $50,000 or more, the sales charge will be reduced.

                       See Notes to Financial Statements.


                                  32-33 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2006

                                      EUROPEAN        GLOBAL  INTERNATIONAL     JAPAN-ASIA     WORLDWIDE      U.S. CORE
                                         FOCUS    TECHNOLOGY  OPPORTUNITIES          FOCUS        INCOME         GROWTH
                                          FUND          FUND           FUND          FUND*          FUND           FUND
========================================================================================================================
INVESTMENT INCOME:
Dividends                           $8,183,095      $114,995    $24,771,283       $264,429       $12,803       $176,222
Interest                               479,950        21,215      2,038,944         24,311     2,640,329             --
Foreign taxes withheld                (707,663)      (11,492)    (2,755,792)       (19,852)       (1,471)        (2,102)
------------------------------------------------------------------------------------------------------------------------
   Total Investment Income           7,955,382       124,718     24,054,435        268,888     2,651,661        174,120
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees             3,969,622       214,410     11,065,353        195,994       288,170        233,470
12b-1 distribution and service fees:
   Class A Shares                      682,337        35,811      1,616,831         32,708        41,769         36,258
   Class B Shares                      320,130        11,151        584,293             --        47,703         28,441
   Class C Shares                      922,184        60,015      3,238,035         65,163       124,247         38,771
   Class R Shares                           --            --            153             --            --             --
Custodian fees                         384,745        53,977        886,520         51,458        42,381         43,238
Transfer agent fees                    374,186        28,925      1,069,770         23,752        34,578         25,466
Administrative fees                    174,139        35,407        417,405         15,552        39,027         34,208
Printing and postage fees               92,983         5,375        253,638          3,176         8,295          5,526
Registration and filing fees            81,308        40,905        266,388         15,303        38,010         36,866
Accounting fees                         70,370        68,443        126,834         31,104        71,686         53,147
Legal fees                              49,712         1,865        118,248          3,353         4,826          3,110
Audit fees                              28,002        27,983         30,507         22,000        30,496         26,004
Trustees' fees and expenses             26,738         1,267         64,388            939         2,448          1,500
Chief Compliance Officer fees           18,209           874         44,177            642         1,661          1,049
Offering expenses                           --            --             --         37,073            --             --
Organizational expense                      --            --             --         18,958            --             --
Miscellaneous fees                      54,704         2,778        114,571          2,845         7,494          4,275
------------------------------------------------------------------------------------------------------------------------
   Total Expenses                    7,249,369       589,186     19,897,111        520,020       782,791        571,329
------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses
   reimbursed by investment adviser         --      (108,519)            --        (79,159)     (213,097)       (96,431)
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                      7,249,369       480,667     19,897,111        440,861       569,694        474,898
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)           706,013      (355,949)     4,157,324       (171,973)    2,081,967       (300,778)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions          42,662,947    (1,263,567)    92,891,290       (248,881)     (306,178)       329,110
   Forward foreign currency contracts       --            --             --             --       (27,797)            --
   Foreign currency transactions    (1,004,485)      (46,197)    (3,453,669)      (107,772)       (9,358)            --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                      32,001,391    (1,122,925)    94,035,924     (2,001,939)     (184,858)      (666,142)
   Forward foreign currency contracts       --            --      1,459,574        142,877      (165,940)            --
   Translation of other assets
      and liabilities                    8,467           414        452,897           (124)        2,913             --
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
      Gain/(Loss)                   73,668,320    (2,432,275)   185,386,016     (2,215,839)     (691,218)      (337,032)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS                 $74,374,333   $(2,788,224)  $189,543,340    $(2,387,812)   $1,390,749      $(637,810)
========================================================================================================================

* The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006. The Statement of Operations reflects activity for the respective period ended July 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                $706,013          $(277,270)
Net realized gain on investments and foreign currency transactions                        41,658,462         17,334,115
Net change in unrealized appreciation of investments and
   foreign currency translations                                                          32,009,858         34,220,660
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      74,374,333         51,277,505
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (13,594,949)        (9,782,041)
   Class B Shares                                                                         (1,787,715)        (1,913,975)
   Class C Shares                                                                         (5,118,807)        (4,702,806)
------------------------------------------------------------------------------------------------------------------------
                                                                                         (20,501,471)       (16,398,822)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        148,230,982         81,627,399
   Class B Shares                                                                          4,723,768          8,033,895
   Class C Shares                                                                         24,206,421         26,071,857
------------------------------------------------------------------------------------------------------------------------
                                                                                         177,161,171        115,733,151
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               231,034,033        150,611,834

NET ASSETS:
Beginning of year                                                                        284,001,599        133,389,765
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $515,035,632       $284,001,599
========================================================================================================================
Accumulated undistributed net investment income                                                   --             $3,954
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
Net investment loss                                                                        $(355,949)          $(61,678)
Net realized gain/(loss) on investments and foreign currency transactions                 (1,309,764)            78,562
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      (1,122,511)           556,260
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           (2,788,224)           573,144
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (86,660)           (93,978)
   Class B Shares                                                                            (14,034)           (52,458)
   Class C Shares                                                                            (30,862)           (57,028)
------------------------------------------------------------------------------------------------------------------------
                                                                                            (131,556)          (203,464)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         23,258,647          1,754,985
   Class B Shares                                                                            306,941             45,060
   Class C Shares                                                                         10,383,722            302,562
------------------------------------------------------------------------------------------------------------------------
                                                                                          33,949,310          2,102,607
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                31,029,530          2,472,287

NET ASSETS:
Beginning of year                                                                          5,593,809          3,121,522
------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $36,623,339         $5,593,809
========================================================================================================================
Accumulated net investment loss                                                             $(42,881)           $(2,132)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006*     JULY 31, 2005
========================================================================================================================
Net investment income/(loss)                                                              $4,157,324        $(1,090,877)
Net realized gain on investments and foreign currency transactions                        89,437,621         14,648,507
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      95,948,395         37,179,542
------------------------------------------------------------------------------------------------------------------------
Net increase net assets resulting from operations                                        189,543,340         50,737,172
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (18,561,810)        (2,136,851)
   Class B Shares                                                                         (1,924,012)          (337,425)
   Class C Shares                                                                         (9,420,710)        (1,242,140)
   Class R Shares                                                                               (984)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                         (29,907,516)        (3,716,416)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        573,122,320        199,665,967
   Class B Shares                                                                         30,922,243         16,907,328
   Class C Shares                                                                        287,290,698         83,567,888
   Class R Shares                                                                            125,500                 --
------------------------------------------------------------------------------------------------------------------------
                                                                                         891,460,761        300,141,183
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                             1,051,096,585        347,161,939

NET ASSETS:
Beginning of year                                                                        531,372,807        184,210,868
------------------------------------------------------------------------------------------------------------------------
End of year                                                                           $1,582,469,392       $531,372,807
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                      $706,682           $(41,855)
========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND

                                                                                                           PERIOD ENDED
                                                                                                          JULY 31, 2006*
========================================================================================================================
Net investment loss                                                                                           $(171,973)
Net realized loss on investments and foreign currency transactions                                             (356,653)
Net change in unrealized depreciation of investments and foreign currency translations                       (1,859,186)
------------------------------------------------------------------------------------------------------------------------
Net decrease net assets resulting from operations                                                            (2,387,812)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                            40,833,226
   Class C Shares                                                                                            19,443,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                             60,277,223
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                   57,889,411

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                               $57,889,411
========================================================================================================================
Accumulated net investment loss                                                                               $(142,848)
========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
Net investment income                                                                     $2,081,967         $1,604,030
Net realized loss on investments and foreign currency transactions                          (343,333)            (8,699)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                        (347,885)           606,730
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       1,390,749          2,202,061
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (1,135,106)          (817,450)
   Class B Shares                                                                           (289,236)          (247,731)
   Class C Shares                                                                           (753,373)          (678,084)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (2,177,715)        (1,743,265)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                                 --            (41,973)
   Class B Shares                                                                                 --            (14,005)
   Class C Shares                                                                                 --            (39,302)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --            (95,280)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          1,932,347          8,664,945
   Class B Shares                                                                            563,433          1,332,977
   Class C Shares                                                                           (128,275)         5,326,148
------------------------------------------------------------------------------------------------------------------------
                                                                                           2,367,505         15,324,070
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 1,580,539         15,687,586

NET ASSETS:
Beginning of year                                                                         34,706,631         19,019,045
------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $36,287,170        $34,706,631
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                       $(5,086)           $54,446
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
U.S. CORE GROWTH FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
Net investment loss                                                                        $(300,778)         $(177,769)
Net realized gain on investments                                                             329,110             38,189
Net change in unrealized appreciation/(depreciation) of investments                         (666,142)         1,727,878
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                             (637,810)         1,588,298
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --            (28,229)
   Class B Shares                                                                                 --             (4,790)
   Class C Shares                                                                                 --             (2,983)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --            (36,002)
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                            (99,798)                --
   Class B Shares                                                                            (19,507)                --
   Class C Shares                                                                            (26,965)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                            (146,270)                --
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                         (3,301,660)        12,257,751
   Class B Shares                                                                         (1,569,594)         1,248,710
   Class C Shares                                                                           (599,798)         3,239,502
------------------------------------------------------------------------------------------------------------------------
                                                                                          (5,471,052)        16,745,963
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                     (6,255,132)        18,298,259

NET ASSETS:
Beginning of year                                                                         21,603,665          3,305,406
------------------------------------------------------------------------------------------------------------------------
End of year                                                                              $15,348,533        $21,603,665
========================================================================================================================
Accumulated undistributed net investment income                                                   --                 --
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $202,174,294       $101,975,879
Issued as reinvestment of dividends                                                       11,136,219          8,416,680
Redeemed                                                                                 (65,079,531)       (28,765,160)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $148,230,982        $81,627,399
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $9,111,483         $9,127,932
Issued as reinvestment of dividends                                                        1,665,731          1,786,936
Redeemed                                                                                  (6,053,446)        (2,880,973)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $4,723,768         $8,033,895
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $41,099,100        $32,096,203
Issued as reinvestment of dividends                                                        4,628,651          4,421,535
Redeemed                                                                                 (21,521,330)       (10,445,881)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $24,206,421        $26,071,857
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       7,269,079          4,254,333
Issued as reinvestment of dividends                                                          459,226            387,855
Redeemed                                                                                  (2,399,760)        (1,220,760)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               5,328,545          3,421,428
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         335,527            392,243
Issued as reinvestment of dividends                                                           70,642             83,973
Redeemed                                                                                    (231,032)          (126,114)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 175,137            350,102
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       1,500,714          1,367,287
Issued as reinvestment of dividends                                                          196,296            207,779
Redeemed                                                                                    (811,717)          (452,243)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 885,293          1,122,823
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $26,848,979         $2,733,576
Issued as reinvestment of dividends                                                           83,132             90,875
Redeemed                                                                                  (3,673,464)        (1,069,466)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $23,258,647         $1,754,985
========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $609,908           $314,935
Issued as reinvestment of dividends                                                           13,597             49,800
Redeemed                                                                                    (316,564)          (319,675)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $306,941            $45,060
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $11,006,123           $690,060
Issued as reinvestment of dividends                                                           28,016             50,991
Redeemed                                                                                    (650,417)          (438,489)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,383,722           $302,562
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       2,011,592            241,368
Issued as reinvestment of dividends                                                            6,704              7,971
Redeemed                                                                                    (278,107)           (94,091)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,740,189            155,248
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          45,853             27,917
Issued as reinvestment of dividends                                                            1,127              4,458
Redeemed                                                                                     (25,931)           (29,328)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  21,049              3,047
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         844,506             62,341
Issued as reinvestment of dividends                                                            2,329              4,577
Redeemed                                                                                     (51,845)           (40,079)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 794,990             26,839
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006*     JULY 31, 2005
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $651,069,244       $226,025,460
Issued as reinvestment of dividends                                                       16,858,442          1,993,845
Redeemed                                                                                 (94,805,366)       (28,353,338)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $573,122,320       $199,665,967
========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $33,811,342        $19,306,661
Issued as reinvestment of dividends                                                        1,753,313            312,553
Redeemed                                                                                  (4,642,412)        (2,711,886)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $30,922,243        $16,907,328
========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $303,720,414        $94,094,443
Issued as reinvestment of dividends                                                        8,194,859          1,167,540
Redeemed                                                                                 (24,624,575)       (11,694,095)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $287,290,698        $83,567,888
========================================================================================================================

CLASS R SHARES:
Sold                                                                                        $125,500                 --
Issued as reinvestment of dividends                                                               --                 --
Redeemed                                                                                          --                 --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $125,500                 --
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      31,820,253         13,284,389
Issued as reinvestment of dividends                                                          905,862            121,948
Redeemed                                                                                  (4,616,308)        (1,680,464)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              28,109,807         11,725,873
========================================================================================================================

CLASS B SHARES:
Sold                                                                                       1,717,102          1,170,817
Issued as reinvestment of dividends                                                           96,868             19,486
Redeemed                                                                                    (232,817)          (167,180)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               1,581,153          1,023,123
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      15,353,195          5,650,667
Issued as reinvestment of dividends                                                          453,256             72,835
Redeemed                                                                                  (1,230,243)          (710,158)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              14,576,208          5,013,344
========================================================================================================================

CLASS R SHARES:
Sold                                                                                           6,111                 --
Issued as reinvestment of dividends                                                               --                 --
Redeemed                                                                                          --                 --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                   6,111                 --
========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND

                                                                                                           PERIOD ENDED
                                                                                                          JULY 31, 2006*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                        $42,803,721
Redeemed                                                                                                     (1,970,495)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                $40,833,226
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                        $19,928,861
Redeemed                                                                                                       (484,864)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                $19,443,997
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                          4,282,056
Redeemed                                                                                                       (201,934)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                  4,080,122
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                          1,973,735
Redeemed                                                                                                        (49,923)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                  1,923,812
========================================================================================================================

*    Inception for the Henderson Japan-Asia Focus Fund was January 31, 2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $8,564,436        $13,637,672
Issued as reinvestment of dividends                                                          720,158            560,895
Redeemed                                                                                  (7,352,247)        (5,533,622)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,932,347         $8,664,945
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,077,925         $1,809,410
Issued as reinvestment of dividends                                                          124,733            107,164
Redeemed                                                                                    (639,225)          (583,597)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $563,433         $1,332,977
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $4,399,286         $6,981,093
Issued as reinvestment of dividends                                                          437,771            442,487
Redeemed                                                                                  (4,965,332)        (2,097,432)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                    $(128,275)        $5,326,148
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         789,653          1,231,930
Issued as reinvestment of dividends                                                           66,507             50,943
Redeemed                                                                                    (678,752)          (508,344)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 177,408            774,529
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          99,708            163,382
Issued as reinvestment of dividends                                                           11,545              9,743
Redeemed                                                                                     (59,127)           (53,185)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  52,126            119,940
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         407,295            633,220
Issued as reinvestment of dividends                                                           40,437             40,162
Redeemed                                                                                    (459,595)          (191,091)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      (11,863)           482,291
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
U.S. CORE GROWTH FUND

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2006      JULY 31, 2005
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $5,453,192        $13,693,020
Issued as reinvestment of dividends                                                           96,301             27,714
Redeemed                                                                                  (8,851,153)        (1,462,983)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(3,301,660)       $12,257,751
========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $144,759         $1,382,473
Issued as reinvestment of dividends                                                           18,707              4,515
Redeemed                                                                                  (1,733,060)          (138,278)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(1,569,594)        $1,248,710
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $1,185,604         $3,336,763
Issued as reinvestment of dividends                                                           25,900              2,827
Redeemed                                                                                  (1,811,302)          (100,088)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                    $(599,798)        $3,239,502
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         498,363          1,335,855
Issued as reinvestment of dividends                                                            8,827              2,704
Redeemed                                                                                    (795,287)          (139,930)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (288,097)         1,198,629
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          13,093            136,456
Issued as reinvestment of dividends                                                            1,731                441
Redeemed                                                                                    (164,865)           (13,490)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (150,041)           123,407
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         109,891            327,114
Issued as reinvestment of dividends                                                            2,396                276
Redeemed                                                                                    (166,496)            (9,446)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                      (54,209)           317,944
========================================================================================================================

                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                           -------------------------------------------     -----------------------------------------


                                                               NET                         DIVIDENDS   DISTRIBUTIONS
                               NET ASSET       NET         REALIZED AND       TOTAL          FROM        FROM NET
                                VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                              BEGINNING      INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL          TOTAL
                              OF PERIOD      (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2006            $25.30        0.12 (b)         5.54             5.66          0.00         (1.60)           (1.60)
Year Ended 7/31/2005             20.88        0.04 (b)         6.76             6.80          0.00         (2.38)           (2.38)
Year Ended 7/31/2004             15.47       (0.01)(b)         6.30             6.29         (0.06)        (0.82)           (0.88)
Year Ended 7/31/2003             11.61        0.16 (b)         3.76             3.92         (0.06)         0.00            (0.06)
Period Ended 7/31/2002 (a)       10.00        0.11 (b)         1.50             1.61          0.00          0.00             0.00

CLASS B
Year Ended 7/31/2006            $24.71       (0.11)(b)         5.41             5.30          0.00         (1.60)           (1.60)
Year Ended 7/31/2005             20.57       (0.15)(b)         6.67             6.52          0.00         (2.38)           (2.38)
Year Ended 7/31/2004             15.30       (0.21)(b)         6.30             6.09          0.00         (0.82)           (0.82)
Year Ended 7/31/2003             11.54        0.02 (b)         3.76             3.78         (0.02)         0.00            (0.02)
Period Ended 7/31/2002 (a)       10.00        0.09 (b)         1.45             1.54          0.00          0.00             0.00

CLASS C
Year Ended 7/31/2006            $24.70       (0.10)(b)         5.40             5.30          0.00         (1.60)           (1.60)
Year Ended 7/31/2005             20.57       (0.14)(b)         6.65             6.51          0.00         (2.38)           (2.38)
Year Ended 7/31/2004             15.30       (0.20)(b)         6.29             6.09          0.00         (0.82)           (0.82)
Year Ended 7/31/2003             11.53        0.03 (b)         3.76             3.79         (0.02)         0.00            (0.02)
Period Ended 7/31/2002 (a)       10.00        0.09 (b)         1.44             1.53          0.00          0.00             0.00

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2006            $11.68       (0.19)(b)         0.87             0.68          0.00         (0.17)           (0.17)
Year Ended 7/31/2005             10.54       (0.14)(b)         1.91             1.77          0.00         (0.63)           (0.63)
Year Ended 7/31/2004              9.56       (0.20)(b)         1.18             0.98          0.00          0.00             0.00
Year Ended 7/31/2003              7.36       (0.13)(b)         2.41             2.28         (0.08)         0.00            (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.16)(b)        (2.48)           (2.64)         0.00          0.00             0.00

CLASS B
Year Ended 7/31/2006            $11.39       (0.28)(b)         0.85             0.57          0.00         (0.17)           (0.17)
Year Ended 7/31/2005             10.36       (0.21)(b)         1.87             1.66          0.00         (0.63)           (0.63)
Year Ended 7/31/2004              9.48       (0.27)(b)         1.15             0.88          0.00          0.00             0.00
Year Ended 7/31/2003              7.31       (0.18)(b)         2.43             2.25         (0.08)         0.00            (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.21)(b)        (2.48)           (2.69)         0.00          0.00             0.00

CLASS C
Year Ended 7/31/2006            $11.35       (0.28)(b)         0.86             0.58          0.00         (0.17)           (0.17)
Year Ended 7/31/2005             10.34       (0.21)(b)         1.85             1.64          0.00         (0.63)           (0.63)
Year Ended 7/31/2004              9.45       (0.27)(b)         1.16             0.89          0.00          0.00             0.00
Year Ended 7/31/2003              7.31       (0.18)(b)         2.40             2.22         (0.08)         0.00            (0.08)
Period Ended 7/31/2002 (a)       10.00       (0.20)(b)        (2.49)           (2.69)         0.00          0.00             0.00


                                                            FINANCIAL HIGHLIGHTS

                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                   ------------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                    ANNUALIZED       ANNUALIZED       OPERATING EXPENSES
                                                                    RATIO OF         RATIO OF          TO AVERAGE NET
                             NET ASSET               NET ASSETS,    OPERATING      NET INVESTMENT       ASSETS WITHOUT
                               VALUE,                  END OF      EXPENSES TO      INCOME/(LOSS)        WAIVERS AND/OR    PORTFOLIO
                              END OF      TOTAL        PERIOD        AVERAGE         TO AVERAGE            EXPENSES        TURNOVER
                            THE PERIOD   RETURN (c)     (000)       NET ASSETS       NET ASSETS           REIMBURSED         RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/2006           $29.36      23.72%     $368,593          1.59%            0.44%               1.59%            64%
Year Ended 7/31/2005            25.30      34.43       182,831          2.00             0.18                1.73             51
Year Ended 7/31/2004            20.88      41.89        79,459          2.00            (0.04)               2.15             88
Year Ended 7/31/2003            15.47      33.93        20,647          2.00             1.20                4.60             76
Period Ended 7/31/2002 (a)      11.61      16.10         2,169          2.00             0.95               22.40             67

CLASS B
Year Ended 7/31/2006           $28.41      22.79%      $35,977          2.34%           (0.41)%              2.34%            64%
Year Ended 7/31/2005            24.71      33.54        26,964          2.75            (0.67)               2.48             51
Year Ended 7/31/2004            20.57      40.92        15,246          2.75            (1.06)               2.90             88
Year Ended 7/31/2003            15.30      32.83         9,420          2.75             0.16                5.35             76
Period Ended 7/31/2002 (a)      11.54      15.40         2,831          2.75             0.79               23.15             67

CLASS C
Year Ended 7/31/2006           $28.40      22.80%     $110,465          2.34%           (0.39)%              2.34%            64%
Year Ended 7/31/2005            24.70      33.48        74,207          2.75            (0.62)               2.48             51
Year Ended 7/31/2004            20.57      40.92        38,684          2.75            (1.02)               2.90             88
Year Ended 7/31/2003            15.30      32.94        22,285          2.75             0.24                5.35             76
Period Ended 7/31/2002 (a)      11.53      15.30         5,550          2.75             0.77               23.15             67

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/2006           $12.19       5.83%      $24,685          1.99%           (1.41)%              2.50%           159%
Year Ended 7/31/2005            11.68      16.90         3,331          2.00            (1.26)               6.58            164
Year Ended 7/31/2004            10.54      10.25         1,371          2.00            (1.75)               7.01            234
Year Ended 7/31/2003             9.56      31.38           409          2.00            (1.74)              22.78            238
Period Ended 7/31/2002 (a)       7.36    (26.40)           164          2.00            (1.84)              80.48            134

CLASS B
Year Ended 7/31/2006           $11.79       5.01%       $1,187          2.74%           (2.20)%              3.25%           159%
Year Ended 7/31/2005            11.39      16.10           906          2.75            (1.92)               7.33            164
Year Ended 7/31/2004            10.36       9.28           794          2.75            (2.45)               7.76            234
Year Ended 7/31/2003             9.48      31.10           816          2.75            (2.48)              23.53            238
Period Ended 7/31/2002 (a)       7.31    (26.90)           412          2.75            (2.56)              81.23            134

CLASS C
Year Ended 7/31/2006           $11.76       5.11%      $10,752          2.74%           (2.15)%              3.25%           159%
Year Ended 7/31/2005            11.35      15.93         1,356          2.75            (1.96)               7.33            164
Year Ended 7/31/2004            10.34       9.42           957          2.75            (2.47)               7.76            234
Year Ended 7/31/2003             9.45      30.69           456          2.75            (2.50)              23.53            238
Period Ended 7/31/2002 (a)       7.31    (26.90)           289          2.75            (2.59)              81.23            134

(a) The Henderson European Focus and Global Technology Funds commenced operations on August 31, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return excludes any applicable sales charges.


                       See notes to financial statements.

                                  48-49 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                        --------------------------------------------     -------------------------------------------


                                                              NET                         DIVIDENDS    DISTRIBUTIONS
                            NET ASSET         NET        REALIZED AND        TOTAL           FROM        FROM NET
                             VALUE,       INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                            BEGINNING       INCOME         (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                            OF PERIOD       (LOSS)         INVESTMENTS    OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2006            $17.77     0.14     (b)      4.36            4.50            0.00         (0.75)         (0.75)
Year Ended 7/31/2005             14.94     0.00 (b),(*)      3.08            3.08            0.00         (0.25)         (0.25)
Year Ended 7/31/2004             11.99    (0.10)    (b)      3.22            3.12            0.00         (0.17)         (0.17)
Year Ended 7/31/2003             10.51     0.00 (b),(*)      1.55            1.55           (0.07)         0.00          (0.07)
Period Ended 7/31/2002 (a)       10.00    (0.05)    (b)      0.56            0.51            0.00          0.00           0.00

CLASS B
Year Ended 7/31/2006            $17.35    (0.03)    (b)      4.25            4.22            0.00         (0.75)         (0.75)
Year Ended 7/31/2005             14.70    (0.14)    (b)      3.04            2.90            0.00         (0.25)         (0.25)
Year Ended 7/31/2004             11.88    (0.22)    (b)      3.21            2.99            0.00         (0.17)         (0.17)
Year Ended 7/31/2003             10.44    (0.12)    (b)      1.59            1.47           (0.03)         0.00          (0.03)
Period Ended 7/31/2002 (a)       10.00    (0.09)    (b)      0.53            0.44            0.00          0.00           0.00

CLASS C
Year Ended 7/31/2006            $17.33    (0.01)    (b)      4.24            4.23            0.00         (0.75)         (0.75)
Year Ended 7/31/2005             14.68    (0.13)    (b)      3.03            2.90            0.00         (0.25)         (0.25)
Year Ended 7/31/2004             11.88    (0.22)    (b)      3.19            2.97            0.00         (0.17)         (0.17)
Year Ended 7/31/2003             10.44    (0.12)    (b)      1.59            1.47           (0.03)         0.00          (0.03)
Period Ended 7/31/2002 (a)       10.00    (0.07)    (b)      0.51            0.44            0.00          0.00           0.00

CLASS R
Period Ended 7/31/2006 (a)      $19.07     0.09     (b)      3.05            3.14            0.00         (0.75)         (0.75)

JAPAN-ASIA FOCUS FUND
CLASS A

Period Ended 7/31/2006 (a)      $10.00    (0.03)    (b)   (  0.32)          (0.35)           0.00          0.00           0.00
CLASS C
Period Ended 7/31/2006 (a)      $10.00    (0.07)    (b)   (  0.31)          (0.38)           0.00          0.00           0.00
                                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                        -------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                        ANNUALIZED     ANNUALIZED      OPERATING EXPENSES
                                                                         RATIO OF       RATIO OF         TO AVERAGE NET
                              NET ASSET                  NET ASSETS,     OPERATING   NET INVESTMENT      ASSETS WITHOUT
                                VALUE,                     END OF       EXPENSES TO  INCOME/(LOSS)       WAIVERS AND/OR    PORTFOLIO
                               END OF         TOTAL        PERIOD        AVERAGE       TO AVERAGE           EXPENSES       TURNOVER
                             THE PERIOD    RETURN (c)       (000)       NET ASSETS     NET ASSETS          REIMBURSED        RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/2006            $21.52        25.98%     $1,007,241        1.66%           0.68%                1.66%        100%
Year Ended 7/31/2005             17.77        20.77         332,370        2.00           (0.01)                1.84          79
Year Ended 7/31/2004             14.94        26.15         104,255        2.00           (0.68)                2.21         132
Year Ended 7/31/2003             11.99        14.84           8,371        2.00            0.01                 7.21         190
Period Ended 7/31/2002 (a)       10.51         5.10             773        2.00           (0.49)               32.69          80

CLASS B
Year Ended 7/31/2006            $20.82        24.97%        $77,695        2.41%          (0.16)%               2.41%        100%
Year Ended 7/31/2005             17.35        19.87          37,291        2.75           (0.84)                2.59          79
Year Ended 7/31/2004             14.70        25.29          16,559        2.75           (1.52)                2.96         132
Year Ended 7/31/2003             11.88        14.10           3,888        2.75           (1.13)                7.96         190
Period Ended 7/31/2002 (a)       10.44         4.40           1,494        2.75           (0.84)               33.44          80

CLASS C
Year Ended 7/31/2006            $20.81        25.06%       $497,402        2.41%          (0.05)%               2.41%        100%
Year Ended 7/31/2005             17.33        19.90         161,712        2.75           (0.80)                2.59          79
Year Ended 7/31/2004             14.68        25.12          63,396        2.75           (1.46)                2.96         132
Year Ended 7/31/2003             11.88        14.12           7,560        2.75           (1.14)                7.96         190
Period Ended 7/31/2002 (a)       10.44         4.40           3,307        2.75           (0.67)               33.44          80

CLASS R
Period Ended 7/31/2006 (a)      $21.46        17.07%(d)        $131        1.91%           0.54%                1.91%        100%

JAPAN-ASIA FOCUS FUND
CLASS A

Period Ended 7/31/2006 (a)       $9.65       (3.50)%(d)     $39,381        2.00%          (0.63)%               2.40%         29%
CLASS C
Period Ended 7/31/2006 (a)       $9.62       (3.80)%(d)     $18,508        2.75%          (1.37)%               3.15%         29%

(a) The Henderson International Opportunities Fund Class A, B, and C commenced operations on August 31, 2001. The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005. The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return excludes any applicable sales charges.
(d)  Non-annualized total return for the period indicated.
(*)  Amount represents less than $0.01.

                       See notes to financial statements.


                                  50-51 spread

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                            -------------------------------------------     ----------------------------------------


                                                                 NET                        DIVIDENDS    DISTRIBUTIONS
                              NET ASSET         NET         REALIZED AND        TOTAL          FROM        FROM NET
                                VALUE,      INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                              BEGINNING       INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                              OF PERIOD       (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME FUND
CLASS A
Year Ended 7/31/2006            $11.03        0.71 (b)          (0.22)           0.49         (0.74)         0.00           (0.74)
Year Ended 7/31/2005             10.73        0.66 (b)           0.40            1.06         (0.72)        (0.04)          (0.76)
Period Ended 7/31/2004 (a)       10.00        0.54 (b)           0.73            1.27         (0.54)         0.00           (0.54)

CLASS B
Year Ended 7/31/2006            $11.00        0.62 (b)          (0.20)           0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005             10.72        0.58 (b)           0.38            0.96         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)       10.00        0.47 (b)           0.73            1.20         (0.48)         0.00           (0.48)

CLASS C
Year Ended 7/31/2006            $11.02        0.63 (b)          (0.21)           0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005             10.73        0.58 (b)           0.39            0.97         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)       10.00        0.46 (b)           0.75            1.21         (0.48)         0.00           (0.48)

U.S. CORE GROWTH FUND
CLASS A
Year Ended 7/31/2006            $10.93       (0.13)(b)          (0.38)          (0.51)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.69       (0.12)(b)           1.41            1.29         (0.05)         0.00           (0.05)
Period Ended 7/31/2004 (a)       10.00       (0.04)(b)          (0.27)          (0.31)         0.00          0.00            0.00

CLASS B
Year Ended 7/31/2006            $10.85       (0.21)(b)          (0.37)          (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.67       (0.19)(b)           1.39            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)       10.00       (0.05)(b)          (0.28)          (0.33)         0.00          0.00            0.00

CLASS C
Year Ended 7/31/2006            $10.85       (0.21)(b)          (0.37)          (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.67       (0.20)(b)           1.40            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)       10.00       (0.05)(b)          (0.28)          (0.33)         0.00          0.00            0.00
                                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                                       ------------------------------------------------
                                                                                                    ANNUALIZED RATIO OF
                                                                       ANNUALIZED     ANNUALIZED     OPERATING EXPENSES
                                                                        RATIO OF       RATIO OF        TO AVERAGE NET
                               NET ASSET                NET ASSETS,     OPERATING   NET INVESTMENT     ASSETS WITHOUT
                                VALUE,                    END OF       EXPENSES TO  INCOME/(LOSS)      WAIVERS AND/OR      PORTFOLIO
                                END OF         TOTAL      PERIOD        AVERAGE       TO AVERAGE          EXPENSES         TURNOVER
                              THE PERIOD    RETURN (c)     (000)       NET ASSETS     NET ASSETS         REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE INCOME FUND
CLASS A
Year Ended 7/31/2006             $10.78         4.70%     $17,927          1.30%         6.51%               1.93%           161%
Year Ended 7/31/2005              11.03        10.07       16,375          1.30          5.98                2.08            137
Period Ended 7/31/2004 (a)        10.73        12.81        7,628          1.30          5.89                3.49            327

CLASS B
Year Ended 7/31/2006             $10.76         3.93%      $5,210          2.05%         5.77%               2.68%           161%
Year Ended 7/31/2005              11.00         9.07        4,751          2.05          5.23                2.83            137
Period Ended 7/31/2004 (a)        10.72        12.08        3,344          2.05          5.29                4.24            327

CLASS C
Year Ended 7/31/2006             $10.78         3.92%     $13,150          2.05%         5.78%               2.68%           161%
Year Ended 7/31/2005              11.02         9.16       13,580          2.05          5.23                2.83            137
Period Ended 7/31/2004 (a)        10.73        12.18        8,047          2.05          5.26                4.24            327

U.S. CORE GROWTH FUND
CLASS A
Year Ended 7/31/2006             $10.35       (4.69)%     $10,991          2.00%        (1.18)%              2.45%            98%
Year Ended 7/31/2005              10.93        13.34       14,752          2.00         (1.19)               3.37             80
Period Ended 7/31/2004 (a)         9.69       (3.10)        1,467          2.00         (1.41)              22.58             11

CLASS B
Year Ended 7/31/2006             $10.20       (5.38)%      $1,292          2.75%        (1.92)%              3.20%            98%
Year Ended 7/31/2005              10.85       12.46         3,002          2.75         (1.84)               4.12             80
Period Ended 7/31/2004 (a)         9.67       (3.30)        1,483          2.75         (2.21)              23.32             11

CLASS C
Year Ended 7/31/2006             $10.20       (5.38)%      $3,065          2.75%        (1.93)%              3.20%            98%
Year Ended 7/31/2005              10.85       12.46         3,849          2.75         (1.95)               4.12             80
Period Ended 7/31/2004 (a)         9.67       (3.30)          356          2.75         (2.21)              23.32             11

(a) The Henderson Worldwide Income Fund commenced operations on September 30, 2003. The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return excludes any applicable sales charges.


                       See Notes to Financial Statements.

                                  52-53 spread

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among six series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson Worldwide Income Fund ("Worldwide Income") (formerly Henderson Income Advantage Fund), and Henderson U.S. Core Growth Fund ("U.S. Core Growth"), (collectively, the "Funds") are each a separate series of the Trust. Each Fund except U.S. Core Growth is non-diversified. Each of the Funds except Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Japan-Asia Focus offers Class A shares and Class C shares. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds (except U.S. Core Growth) may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at July 31, 2006:

                         LOCAL                   UNREALIZED
             VALUE      AMOUNT      CURRENT   APPRECIATION/
              DATE     (000'S)        VALUE  (DEPRECIATION)
-----------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
-----------------------------------------------------------
Japanese
Yen
Long       8/18/06   5,549,200  $48,536,865    $(1,463,135)
-----------------------------------------------------------
Japanese
Yen
Short      8/18/06   5,385,850  $47,108,101     $2,891,899
===========================================================
JAPAN-ASIA FOCUS
-----------------------------------------------------------
Japanese
Yen
Long       8/18/06     554,920   $4,853,686      $(146,313)
-----------------------------------------------------------
Japanese
Yen
Short      8/18/06     538,585   $4,710,810       $289,190
===========================================================
WORLDWIDE INCOME
-----------------------------------------------------------
British
Pound
Short      8/18/06       3,190   $5,961,056       $(57,251)
-----------------------------------------------------------
Euro
Short      8/18/06       8,718  $11,150,898      $(108,689)
===========================================================

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS


EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Japan-Asia Focus have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. None of the Funds had any capital loss carryforwards for tax purposes from prior years. At July 31, 2006, Worldwide Income had a $462,857 accumulated capital loss carryforward for tax purposes which expires on July 31, 2014.

At July 31, 2006, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                            CURRENCY LOSS   CAPITAL LOSS
                                 DEFERRED       DEFERRED
--------------------------------------------------------
Global Technology                 $42,881     $1,229,093
Worldwide Income                   89,942         57,314
========================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment. Accordingly, at July 31, 2006, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

                                  ACCUMULATED
                                UNDISTRIBUTED      ACCUMULATED
                               NET INVESTMENT     NET REALIZED
            PAID-IN CAPITAL      INCOME/(LOSS)      GAIN/(LOSS)
---------------------------------------------------------------
European
 Focus               $2,701         $(709,967)        $707,266
---------------------------------------------------------------
Global
 Technology        (327,783)          315,200           12,583
---------------------------------------------------------------
International
 Opportunities        2,701        (3,408,787)       3,406,086
---------------------------------------------------------------
Japan-Asia
 Focus             (111,386)           29,125           82,261
---------------------------------------------------------------
Worldwide
 Income               4,823            36,216          (41,039)
---------------------------------------------------------------
U.S. Core
 Growth            (302,533)          300,778            1,755
===============================================================

These reclassifications relate to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions and PFIC transactions for tax purposes and had no impact on the net asset value of the Funds.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 were as follows:

                                  ORDINARY      LONG-TERM
JULY 31, 2006                       INCOME  CAPITAL GAINS
---------------------------------------------------------

European Focus                  $9,939,146    $10,562,325
Global Technology                       --        131,556
International Opportunities     15,982,117     13,925,399
Japan-Asia Focus                        --             --
Worldwide Income                 2,177,715             --
U.S. Core Growth                        --        146,270
=========================================================


                                  ORDINARY      LONG-TERM
JULY 31, 2005                       INCOME  CAPITAL GAINS
---------------------------------------------------------

European Focus                 $11,559,805     $4,839,017
Global Technology                  131,809         71,655
International Opportunities      3,314,485        401,931
Worldwide Income                 1,838,545             --
U.S. Core Growth                    36,002             --
=========================================================

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED  UNDISTRIBUTED      UNREALIZED
                   ORDINARY      LONG-TERM    APPRECIATION
                     INCOME   CAPITAL GAIN   (DEPRECIATION)
-----------------------------------------------------------
European
 Focus           $9,405,936    $26,433,316     $84,060,118
-----------------------------------------------------------
Global
 Technology              --             --        (582,523)
-----------------------------------------------------------
International
 Opportunities   39,594,125     40,404,292     134,271,394
-----------------------------------------------------------
Japan-Asia
 Focus                   --             --      (2,276,426)
-----------------------------------------------------------
Worldwide
 Income                  --             --         412,615
-----------------------------------------------------------
U.S. Core
 Growth                  --        315,647         815,254
===========================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with the respect to Worldwide Income) at the following annual rates:

European Focus                    First $500 million      1.00%
                                  Next $1 billion         0.90%
                                  Over $1.5 billion       0.85%
---------------------------------------------------------------
Global Technology                 First $500 million      1.00%
                                  Next $500 million       0.95%
                                  Over $1 billion         0.90%
---------------------------------------------------------------
International Opportunities       First $1 billion        1.10%
                                  Next $1 billion         0.95%
                                  Over $2 billion         0.85%
---------------------------------------------------------------
Japan-Asia Focus                  First $500 million      1.00%
                                  Next $1 billion         0.90%
                                  Over $1.5 billion       0.85%
---------------------------------------------------------------
Worldwide Income1                 First $500 million      0.85%
                                  Next $500 million       0.75%
                                  Next $500 million       0.70%
                                  Over $1.5 billion       0.65%
---------------------------------------------------------------
U.S. Core Growth2                 First $150 million      1.10%
                                  Next $350 million       0.90%
                                  Over $500 million       0.85%
===============================================================

1 The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.

2 Effective August 1, 2006 the management fee for U.S. Core Growth was lowered to 0.95% on the first $150 million of average daily net assets and 0.85% for the balance of average daily net assets thereafter.

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities, Japan-Asia Focus and U.S. Core Growth and to 1.05% of average daily net assets for Worldwide Income.

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS

These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets is as follows:

                       CLASS A    CLASS B & C        CLASS R
-------------------------------------------------------------
European
 Focus                    2.00%          2.75%           N/A
-------------------------------------------------------------
Global
 Technology               2.00           2.75            N/A
-------------------------------------------------------------
International
 Opportunities            2.00           2.75           2.25%
-------------------------------------------------------------
Japan-Asia
 Focus                    2.00           2.75            N/A
-------------------------------------------------------------
Worldwide Income          1.30           2.05            N/A
-------------------------------------------------------------
U.S. Core Growth          2.00           2.75            N/A
=============================================================

HGINA may recover from Worldwide Income, U.S. Core Growth and Japan-Asia Focus reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through September 30, 2006 for Worldwide Income, April 30, 2007 for U.S. Core Growth and January 31, 2009 for Japan-Asia Focus. The remaining amount of potentially recoverable expenses at July 31, 2006 for Worldwide Income, U.S. Core Growth and Japan-Asia Focus was $684,917, $365,405, and $79,159, respectively.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Technology, International Opportunities, and Japan-Asia Focus pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus                    First $500 million      0.90%
                                  Next $1 billion         0.80%
                                  Over $1.5 billion       0.75%
----------------------------------------------------------------
Global Technology                 First $500 million      0.90%
                                  Next $500 million       0.85%
                                  Over $1 billion         0.80%
----------------------------------------------------------------
International Opportunities       First $1 billion        1.00%
                                  Next $1 billion         0.85%
                                  Over $2 billion         0.75%
----------------------------------------------------------------
Japan-Asia Focus                  First $500 million      0.90%
                                  Next $1 billion         0.80%
                                  Over $1.5 billion       0.75%
================================================================

Gardner Lewis Asset Management L.P. ("Gardner Lewis") is the sub-adviser for U.S. Core Growth pursuant to a Sub-Advisory Agreement. Gardner Lewis provides investment management services to U.S. Core Growth (including portfolio management and trade execution). Gardner Lewis receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average daily net assets as set forth below:

U.S. Core Growth                  First $50 million       0.85%
                                  Next $100 million       0.65%
                                  Over $150 million       0.50%
================================================================

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At July 31, 2006, HGINA owned 21,638 Global Technology Class A shares.

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2006, HII owned the following number of shares in the following Funds:

                                                          SHARES
----------------------------------------------------------------
International Opportunities Class R                        1,311
Japan-Asia Focus Class A                                  75,000
Japan-Asia Focus Class C                                   5,000
U.S. Core Growth Class A                                  10,190
================================================================

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Trustees who are not interested persons of the Trust receive from the Trust an annual retainer of $10,000 for service on the board and $1,500 retainer for service on the Valuation Committee. Each such Trustee receives a fee of $3,000 for each regular quarterly meeting attended in person and $1,000 for attendance by conference telephone at any meeting of the Trusts' Board of Trustees other than the regular quarterly meeting. The Independent Chairman of the Trust receives an annual supplemental retainer of $10,000. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Trustees' fees and Independent Chairman annual retainer compensation are reflected as Trustees' fees in the Statement of Operations. None of the Trust's officers, other than the Chief Compliance Officer is compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C, and Class R shares of the Funds in

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the year ended July 31, 2006, were as follows:

                                  PURCHASES                SALES
----------------------------------------------------------------
European Focus                 $400,456,238         $245,407,010
Global Technology                64,852,750           33,029,227
International Opportunities   1,736,612,767          960,252,187
Japan-Asia Focus                 69,440,500           12,201,003
Worldwide Income                 53,172,240           52,486,933
U.S. Core Growth                 20,401,991           26,242,381
================================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward currency contracts at July 31, 2006, and the gross unrealized appreciation and depreciation, were as follows:

                                        EUROPEAN         GLOBAL
                                           FOCUS     TECHNOLOGY
----------------------------------------------------------------
Cost                                $429,479,969    $36,751,164
----------------------------------------------------------------
Gross unrealized appreciation         98,464,031      1,967,907
----------------------------------------------------------------
Gross unrealized depreciation        (14,402,614)    (2,550,498)
----------------------------------------------------------------
Net unrealized appreciation/
 (depreciation)                       84,061,417       (582,591)
================================================================

                                   INTERNATIONAL     JAPAN-ASIA
                                   OPPORTUNITIES          FOCUS
----------------------------------------------------------------
Cost                              $1,438,227,981    $59,994,076
----------------------------------------------------------------
Gross unrealized appreciation        174,129,332      1,454,869
----------------------------------------------------------------
Gross unrealized depreciation        (39,858,488)    (3,731,200)
----------------------------------------------------------------
Net unrealized appreciation/
 (depreciation)                      134,270,844     (2,276,331)
================================================================

                                       WORLDWIDE      U.S. CORE
                                          INCOME         GROWTH
----------------------------------------------------------------
Cost                                 $37,883,616    $14,534,212
----------------------------------------------------------------
Gross unrealized appreciation            601,668      1,526,752
----------------------------------------------------------------
Gross unrealized depreciation           (192,000)      (711,498)
----------------------------------------------------------------
Net unrealized appreciation/
 (depreciation)                          409,668        815,254
================================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2006.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

Prior to June 30, 2006, the Trust had a $30 million credit facility. Effective June 30, 2006, the Trust increased the credit facility to $80 million. The credit facility was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the year ended July 31, 2006.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in amount redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the year ended July 31, 2006 were as follows:

                                                 Redemption Fees
----------------------------------------------------------------
European Focus                                            $9,507
Global Technology                                            387
International Opportunities                               16,854
Japan-Asia Focus                                           4,090
Worldwide Income                                           1,742
U.S. Core Growth                                           1,073
================================================================

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Worldwide Income Fund (formerly the Henderson Income Advantage Fund), Henderson U.S. Core Growth Fund, and Henderson Japan-Asia Fund (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Henderson Global Funds at July 31, 2006, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
September 8, 2006

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2006 on Form N-PX, which must be filed each year by August 31. Form N-PX and a description of the Funds' proxy voting policies and procedures are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds, a majority of whom are not affiliated with the Adviser or either sub-adviser ("Independent Trustees"), oversees the management of each of the Funds and, as required by law, determines at least annually whether to continue the investment advisory agreement and the sub-advisory agreement for the respective Funds.

In connection with their most recent consideration of those agreements for the Funds (other than Japan-Asia Focus Fund, for which the initial term of the advisory and sub-advisory agreements will terminate on August 30, 2007), the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the respective sub-advisers in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the sub-advisers. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 9, 2006, based on their evaluation of the information provided by the Adviser and the sub-advisers and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the respective sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for each Fund (other than Japan-Asia Focus Fund) through August 30, 2007, subject to earlier termination as provided in each agreement, and, in the case of U.S. Core Growth, with an amendment of the investment advisory agreement to reduce the rate of investment advisory fee charged by the Adviser on the first $500 million of average net assets.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and each sub-adviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the funds and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided by the Adviser and sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services, other than regarding the performance of U.S. Core Growth, had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

2. PERFORMANCE OF THE FUNDS

The Trustees considered the short-term and longer-term performance of the Funds. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. ("Lipper"), an independent provider of investment company data. They concluded that the performance of most Funds was good to very good. Although the performance of U.S. Core Growth lagged that of its peers for its first two full years of operation, they concluded that two years is a short time for assessing performance.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the contractual rate of management fees for most of the Funds before fee waivers, and the total expense ratio, were above the mean management fee rate and expense ratio of the respective peer group of funds selected by Lipper. However, they also noted that the relatively small asset size of most of the Funds contributed to their high expense ratios. After discussion with the Trustees, the Adviser agreed to reduce its annual rate of advisory fee to U.S. Core Growth as a percentage of average daily net assets from 1.10% to .95% on the first $150 million and from .90% to .85% on the next $350 million.

The Trustees considered the methodology used by the sub-advisers in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for certain non-affiliated sub-advised funds (for which the Adviser or an affiliate provides only portfolio management services). Although in some instances sub-advisory fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in its other clients.

The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of the Adviser and its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and each sub-adviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the Adviser's profitability with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and each sub-adviser, which they found to be sound.


The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser (in the case of U.S. Core Growth, after the reduction in the rate of fees), as well as the fees paid by the Adviser to the sub-advisers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Fund's sub-adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

4. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the contractual management fees paid by most of the Funds were above the mean management fee rate of the Fund's peer group selected by Lipper; but, by virtue of the expense limitations, the Adviser is subsidizing most Funds because they have not reached adequate scale. The Trustees also noted that the advisory agreement included breakpoints in the fee schedules for each Fund, thereby sharing more economies of scale with each Fund if the assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund (in the case of U.S. Core Growth after the reduction in the rate of fees) was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

5. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds and the use by the sub-advisers of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients of the sub-adviser. The Trustees concluded that the sub-adviser's use of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds.

After full consideration of the above factors as well as other factors that were instrumental in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2006. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2007, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 853 of the Internal Revenue Code, the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2006 as follows:

                                    FOREIGN        FOREIGN
                                 TAXES PAID  SOURCE INCOME
----------------------------------------------------------
European Focus                     $707,663     $8,183,095
International Opportunities       2,226,906     24,771,283
==========================================================

Under Section 854 (b)(2) of the Internal Revenue Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2006 as follows:

European Focus                                  $8,183,095
Global Technology                                   74,862
International Opportunities                     21,304,552
Japan-Asia Focus                                   211,080
Worldwide Income                                    12,803
U.S. Core Growth                                   157,519
==========================================================

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended July 31, 2006.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reinvestment by the investment advisor. The annualized expense ratios used in the example are as follows:

                     CLASS A   CLASS B   CLASS C  CLASS R
----------------------------------------------------------
European
 Focus                 1.56%     2.31%     2.31%    N/A
----------------------------------------------------------
Global
 Technology            1.98      2.73      2.73     N/A
----------------------------------------------------------
International
 Opportunities         1.63      2.37      2.37     1.88%
----------------------------------------------------------
Japan-Asia
 Focus                 2.00       N/A      2.75     N/A
----------------------------------------------------------
Worldwide
 Income                1.30      2.05      2.05     N/A
----------------------------------------------------------
U.S. Core
 Growth                2.00      2.75      2.75     N/A
==========================================================

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance Summary of this report on pages 3, 5, 7, 9, 11 and 13. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS

                                                           UNAUDITED INFORMATION

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT      EXPENSES
                         VALUE         VALUE          PAID
                   FEBRUARY 1,      JULY 31,        DURING
ACTUAL                    2006          2006    THE PERIOD*
-----------------------------------------------------------

European Focus
Class A              $1,000.00     $1,064.93         $7.99
Class B               1,000.00      1,060.87         11.80
Class C               1,000.00      1,060.49         11.80
-----------------------------------------------------------

Global Technology
Class A               1,000.00        892.39          9.29
Class B               1,000.00        888.47         12.78
Class C               1,000.00        888.89         12.79
-----------------------------------------------------------

International Opportunities
Class A               1,000.00      1,040.12          8.25
Class B               1,000.00      1,035.82         11.96
Class C               1,000.00      1,036.36         11.97
Class R               1,000.00      1,038.22          9.50
-----------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00        965.00          9.74
Class C               1,000.00        962.00         13.38
-----------------------------------------------------------

Worldwide Income
Class A               1,000.00      1,027.49          6.54
Class B               1,000.00      1,022.80         10.28
Class C               1,000.00      1,022.75         10.28
-----------------------------------------------------------

U.S. Core Growth
Class A               1,000.00        914.31          9.49
Class B               1,000.00        911.53         13.03
Class C               1,000.00        911.53         13.03
==========================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT      EXPENSES
(ASSUMING A              VALUE         VALUE          PAID
5% RETURN          FEBRUARY 1,      JULY 31,        DURING
BEFORE EXPENSES)          2006          2006    THE PERIOD*
-----------------------------------------------------------

European Focus
Class A              $1,000.00     $1,017.26         $7.80
Class B               1,000.00      1,013.54         11.53
Class C               1,000.00      1,013.54         11.53
-----------------------------------------------------------

Global Technology
Class A               1,000.00      1,015.18          9.89
Class B               1,000.00      1,011.46         13.62
Class C               1,000.00      1,011.46         13.62
-----------------------------------------------------------

International Opportunities
Class A               1,000.00      1,016.92          8.15
Class B               1,000.00      1,013.25         11.83
Class C               1,000.00      1,013.25         11.83
Class R               1,000.00      1,015.68          9.40
-----------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00      1,015.08          9.99
Class C               1,000.00      1,011.36         13.71
-----------------------------------------------------------

Worldwide Income
Class A               1,000.00      1,018.55          6.51
Class B               1,000.00      1,014.83         10.24
Class C               1,000.00      1,014.83         10.24
-----------------------------------------------------------

U.S. Core Growth
Class A               1,000.00      1,015.08          9.99
Class B               1,000.00      1,011.36         13.71
Class C               1,000.00      1,011.36         13.71
==========================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS

                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 67      Chairman        Since 2001      President, KCI Inc. (private s-corporation     Director, Florida Office
                           and Trustee                     investing in non-public investments.)          Property Company Inc.
                                                                                                          (real estate
                                                                                                          investment fund).

   Roland C. Baker, 67     Trustee         Since 2001      President and Chief Executive Officer,         Director, Ceres
                                                           First Penn-Pacific Life Insurance Company      Group, Inc. (life
                                                           (consultant to financial services industry).   and health insurance
                                                                                                          holding company);
                                                                                                          Director, North
                                                                                                          American Company for
                                                                                                          Life and Health
                                                                                                          Insurance (a
                                                                                                          provider of life
                                                                                                          insurance, health
                                                                                                          insurance and
                                                                                                          annuities);
                                                                                                          Director, Golden
                                                                                                          State Mutual Life
                                                                                                          Insurance Co.
                                                                                                          (provider of life
                                                                                                          insurance and
                                                                                                          annuities to African
                                                                                                          Americans).

   Faris F. Chesley, 67    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None.
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global            None
   Wurtzebach4, 57                                         Investors (North America) Inc. ("HGINA").

   Sean M. Dranfield4, 40  Trustee and     Since 2001      Director, North American Retail Distribution,  None
                           President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Kenneth A. Kalina, 46   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005;         N/A
                           Compliance                      Chief Compliance Officer, Columbia Wanger
                           Officer                         Asset Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer,
                                                           Columbia Wanger Asset Management, L.P., 2000;
                                                           Assistant Treasurer, Columbia Acorn Trust and
                                                           Wanger Advisors Trust, 1995-2005.

   Alanna N. Palmer, 31    Vice President  Since 2002      Director, Retail Marketing and Product
                                                           Management, HGINA, since 2006, Associate
                                                           Director since 2001.                           N/A

   Scott E. Volk, 35       Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                                                           HGINA, since 2002 and Finance Manager
                                                           2001-2002.

   Karen Buiter, 41        Treasurer       Since 2004      Operations Manager, HGINA, since 2004;         N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004.

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS

                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Andrew Tedeschi, 41     Assistant       Since 2006      Assistant Treasurer, HGINA, since 2006;        N/A
                           Treasurer                       Section Manager, Van Kampen Funds,
                                                           2001-2006.

   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004;              N/A
   Yarbrough, 31                                           Attorney, Bell, Boyd & Lloyd LLC,
                                                           2000-2004.

   Kristin E. Rice, 35     Assistant       Since 2005      Paralegal, HGINA.                              N/A
                           Secretary

1. Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of July 31, 2006.

2.   Currently, all Trustees oversee all six series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

   THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Kristin Rice, Assistant Secretary
Andrew Tedeschi, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (September, 2006)

Item 2.  Code of Ethics.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

   (2) The names of the audit committee financial experts are:

           Roland C. Baker
           Faris F. Chesley
           C. Gary Gerst

       Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - $ 140,500 and $109,400 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.

(b) Audit Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $ 27,000 and $27,200 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

$ 0 and $5,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph
(e)(1) of this Item 4.

(d) All Other Fees - There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of
Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $27,000 and $27,200 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $185,070 and $181,850 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Adviser.

(h) The registrant's Audit Committee has determined that the non-audit services E&Y has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR. Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2006

By:      /s/ Karen Buiter
         ----------------
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 28, 2006